                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/ / Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             T R FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                     [LOGO]


                              1122 FRANKLIN AVENUE
                           GARDEN CITY, NEW YORK 11530
                                 (516) 742-9300


                                                                  March 19, 1997


Dear Stockholder:

         You are invited to attend the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of T R Financial Corp. (the "Company"), which will be held on April 21, 1997 at 9:30 a.m. New York time at the Westbury Manor, Jericho Turnpike, Westbury, New York. Enclosed are a Notice of the 1997 Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting, Proxy Card and 1996 Annual Report to Stockholders.

         At the Annual Meeting you will be asked to consider and vote upon: (1) the election of four directors, each to serve for a three-year term expiring in 2000; (2) the ratification of the appointment of the firm of KPMG Peat Marwick LLP as independent auditors for the Company for the year ending December 31, 1997; (3) the approval of the Amended and Restated T R Financial Corp. 1993 Incentive Stock Option Plan; and (4) the approval of the Roosevelt Savings Bank Performance Compensation Plan. In addition, management will report on the operations and activities of the Company, and there will be an opportunity for you to ask questions about the Company's business.

         The Board of Directors of the Company has determined that an affirmative vote on each proposal to be considered at the Annual Meeting is in the best interests of the Company and unanimously recommends a vote "FOR" each proposal.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO BE ADMITTED TO THE ANNUAL MEETING AND TO VOTE AT THE ANNUAL MEETING. Examples of such documentation include a broker's statement, letter or other document confirming your ownership of shares of the Company.

         On behalf of the Board of Directors and the employees of T R Financial Corp. and Roosevelt Savings Bank, I wish to thank you for your continued support.

                                   Sincerely,


                                   /s/ John M. Tsimbinos
                                   ---------------------
                                   John M. Tsimbinos
                                   Chairman of the Board and
                                     Chief Executive Officer

                                     [LOGO]

                              1122 FRANKLIN AVENUE
                           GARDEN CITY, NEW YORK 11530
                                 (516) 742-9300

                NOTICE OF THE 1997 ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 21, 1997

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of T R Financial Corp. (the "Company") will be held on April 21, 1997 at 9:30 a.m. New York time at the Westbury Manor, Jericho Turnpike, Westbury, New York for the following purposes:

         1. To elect four directors, each to serve for a three-year term expiring at the 2000 annual meeting and until their respective successors have been duly elected and qualified;

         2. To ratify the appointment of the firm of KPMG Peat Marwick LLP as independent auditors for the Company for the year ending December 31, 1997;

         3. To approve the Amended and Restated T R Financial Corp. 1993 Incentive Stock Option Plan;

         4. To approve the Roosevelt Savings Bank Performance Compensation Plan; and

         5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date hereof, the Board of Directors is not aware of any such other business.

         Pursuant to the Bylaws of the Company, the Board of Directors has fixed the close of business on March 5, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at 1122 Franklin Avenue, Garden City, New York, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting.

         A copy of the 1996 Annual Report to Stockholders of the Company, which for purposes of the regulations of the Federal Deposit Insurance Corporation serves as the Annual Disclosure Statement of Roosevelt Savings Bank, a wholly owned subsidiary of the Company, accompanies this Notice of the 1997 Annual Meeting of Stockholders. Stockholders may obtain, free of charge, an additional copy of the Annual Report by writing to Theodore S. Ayvas, Assistant Vice President, Roosevelt Savings Bank, 1122 Franklin Avenue, Garden City, New York 11530, or calling (516) 739-4219.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               By Order of the Board of Directors,

                               /s/ Ira H. Kramer
                               -------------------
                               Ira H. Kramer
                               Corporate Secretary
Garden City, New York
March 19, 1997

                                     [LOGO]

                              1122 FRANKLIN AVENUE
                           GARDEN CITY, NEW YORK 11530
                                 (516) 742-9300


                            ------------------------



                             PROXY STATEMENT FOR THE
                       1997 ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 21, 1997


                               GENERAL INFORMATION

GENERAL

         This Proxy Statement and the accompanying Proxy Card are being mailed to stockholders of T R Financial Corp. ("T R Financial" or the "Company") on or about March 19, 1997 in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 21, 1997 at 9:30 a.m. New York time at the Westbury Manor, Jericho Turnpike, Westbury, New York, and at any adjournment or postponement thereof.

         As more fully described in this Proxy Statement, the purpose of the Annual Meeting is (1) to elect four directors, each to serve for a three-year term expiring at the 2000 annual meeting and until their respective successors have been duly elected and qualified; (2) to ratify the appointment of the firm of KPMG Peat Marwick LLP as independent auditors for the Company for the year ending December 31, 1997; (3) to approve the Amended and Restated T R Financial Corp. 1993 Incentive Stock Option Plan; (4) to approve the Roosevelt Savings Bank Performance Compensation Plan; and (5) to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date hereof, the Board of Directors is not aware of any such other business.


RECORD DATE AND VOTING

         The Board of Directors of the Company has fixed the close of business on March 5, 1997 as the record date (the "Record Date") for the determination of the holders of the Company's issued and outstanding common stock, par value $.01 per share (the "Common Stock") entitled to receive notice of and to vote at the Annual Meeting. Only holders of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. At the close of business on the Record Date, there were 8,806,244 shares of Common Stock outstanding. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum thereat.

         Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record (except for shares held in excess of the Limit, as defined below) upon each matter properly submitted at the Annual Meeting and at any adjournment or postponement thereof. As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate as well as persons acting in concert with such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert and (ii) to demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         If the enclosed Proxy Card is properly executed and received by the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions indicated thereon. IF NO INSTRUCTIONS ARE GIVEN, EXECUTED PROXIES WILL BE VOTED FOR ELECTION OF EACH OF THE FOUR NOMINEES FOR DIRECTOR, AND FOR EACH OF THE OTHER PROPOSALS SET FORTH IN THE ACCOMPANYING NOTICE OF THE 1997 ANNUAL MEETING OF STOCKHOLDERS.

         Management is not aware of any matters other than those set forth in the Notice of the 1997 Annual Meeting of Stockholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy Card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.


VOTE REQUIRED

         The vote required for each proposal is set forth in the discussion of such proposal under the caption "-- Vote Required."


REVOCABILITY OF PROXIES

         The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (1) filing a written notice of revocation with the Corporate Secretary of the Company, (2) delivering to the Corporate Secretary of the Company prior to the Annual Meeting a duly executed proxy bearing a later date or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting and voting in person. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO BE ADMITTED TO THE ANNUAL MEETING AND TO VOTE AT THE ANNUAL MEETING. Examples of such documentation include a broker's statement, letter or other document confirming your ownership of shares of the Company.


SOLICITATION OF PROXIES

         The Company will bear the cost of soliciting proxies from its stockholders. In addition to the solicitation of proxies by mail, D.F. King & Co., Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee estimated to be $5,500, plus out-of-pocket expenses. Proxies may also be solicited personally, by telephone, facsimile or other means by directors, officers and employees of the Company or its subsidiaries, without additional compensation. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to forward proxy materials to and obtain proxies from such beneficial owners, and will reimburse such record holders for their reasonable expenses incurred in connection therewith.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Officers and employees of the Bank and the Company are eligible to be granted stock options under the T R Financial Corp. 1993 Incentive Stock Option Plan, as amended and restated ("Option Plan"), which is subject to stockholder approval. See "Proposal 3 -- Approval of the Amended and Restated T R Financial Corp. 1993 Incentive Stock Option Plan." Certain officers of the Bank and the Company are eligible to be granted awards under the Roosevelt Savings Bank Performance Compensation Plan ("Performance Compensation Plan"), which is subject to stockholder approval. See "Proposal 4 -- Approval of the Roosevelt Savings Bank Performance Compensation Plan."


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock as of February 28, 1997. Other than those persons listed below, the Company is not aware of any person who is the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock as of February 28, 1997. For the purposes of the following table and the table set forth under "Stock Ownership of Management," in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to "beneficially own" any securities (a) over which such person has, directly or indirectly, sole or shared voting or investment power, or (b) of which such person has the right to acquire beneficial ownership, including the right to acquire beneficial ownership by the exercise of stock options, within 60 days after February 28, 1997. As used herein, "voting power" includes the power to vote, or direct the voting of, such securities, and "investment power" includes the power to dispose, or direct the disposition of, such securities.

                                                      AMOUNT AND         PERCENT
                                                      NATURE OF        OWNERSHIP OF
TITLE OF CLASS    NAME AND ADDRESS                    BENEFICIAL       COMMON STOCK
 OF SECURITY      OF BENEFICIAL OWNER                 OWNERSHIP       OUTSTANDING(1)
 -----------      -------------------                 ---------       --------------
Common Stock      T R Financial Corp.                 1,058,969(2)         12.0%
                  Employee Stock Ownership Plan
                     and Trust (the "ESOP")
                  1122 Franklin Avenue
                  Garden City, New York 11530

Common Stock      John M. Tsimbinos                     587,778(3)          6.5%
                  Chairman of the Board and
                     Chief Executive Officer
                  T R Financial Corp.
                  1122 Franklin Avenue
                  Garden City, New York 11530

Common Stock      Private Capital Management, Inc.      488,300(4)          5.5%
                  3003 Tamiami Trail North
                  Naples, Florida 34103

------------------------

(1) Calculated based upon 8,806,152 shares of Common Stock outstanding as of February 28, 1997, except that the percentage with respect to Mr. Tsimbinos has been calculated on the basis of such number of shares outstanding, plus 262,014 shares which Mr. Tsimbinos has the right to acquire within 60 days after February 28, 1997 by the exercise of stock options.

                                              (footnotes continued on next page)

(2) The Administrative Committee of the Company, consisting of Messrs. Eisen, Galgano, Genovese, Kowatch, Loser, Orr and Voutsinas, all of whom are non-employee directors, administers the ESOP as a committee. An unrelated third party, State Street Bank and Trust Company, is the trustee for the ESOP (the "ESOP Trustee"). The Administrative Committee may instruct the ESOP Trustee regarding investment of funds contributed to the ESOP. Each member of the Administrative Committee disclaims beneficial ownership of the shares of Common Stock held in the ESOP. Common Stock purchased by the ESOP is released from a suspense account and allocated to participants annually based on contributions made to the ESOP by the Company. Shares released from the suspense account are allocated among participants in proportion to their compensation, as defined in the ESOP, for the year the contributions are made, up to the limits permitted under the Internal Revenue Code of 1986, as amended (the "Code"). The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of participants. Shares of Common Stock are allocated to participants under the ESOP as of December 31st of each year. As of December 31, 1996, 431,216 shares of Common Stock in the ESOP had been allocated, but not distributed, to participants. Under the ESOP, unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the voting instructions received from participants regarding the allocated shares so long as such vote is in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended.

(3) Includes 262,014 shares which Mr. Tsimbinos has the right to acquire beneficial ownership of by the exercise of stock options granted pursuant to the Option Plan at the time of the Company's initial public offering in 1993. Also includes (a) 7,499 shares held in trust pursuant to the ESOP that have been allocated to Mr. Tsimbinos's account and as to which he has sole voting power but no investment power, except in limited circumstances, (b) 27,862 shares held in the Employer Stock Fund of the Roosevelt Savings Bank Salary Reduction Plan in RSI Retirement Trust (the "401(k) Plan") as to which he has shared voting and investment power, (c) 37,323 shares held in the Supplemental Executive Retirement Plan of Roosevelt Savings Bank (the "SERP") as to which he has sole investment but no voting power and (d) 25,500 shares as to which he otherwise shares voting and investment power. See "Election of Directors -- Executive Compensation -- 1993 Incentive Stock Option Plan," "-- 401(k) Plan" and "-- Employee Stock Ownership Plan."

(4) Based on information in a Schedule 13G, dated February 14, 1997, filed by Private Capital Management, Inc., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, as amended. Private Capital Management, Inc. has shared dispositive power over all of the shares shown.

STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth information with respect to the shares of Common Stock beneficially owned by each director of the Company, by each Named Executive Officer of the Company identified in the Summary Compensation Table included on page 15 of this Proxy Statement and all directors and executive officers of the Company or the Company's wholly owned subsidiary, Roosevelt Savings Bank (the "Bank"), as a group as of February 28, 1997. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock indicated.

                                                               AMOUNT AND NATURE OF     PERCENT OWNERSHIP
                                                               BENEFICIAL OWNERSHIP         OF COMMON
         NAME                           TITLE(1)                (2)(3)(4)(5)(6)(7)    STOCK OUTSTANDING (8)
         ----                           --------                ------------------    ---------------------
John M. Tsimbinos       Chairman of the Board and Chief                587,778                 6.5%
                          Executive Officer, Director
A. Gordon Nutt          President and Chief Administrative             125,981                 1.4%
                          Officer, Director
Maureen E. Clancy       Director                                        33,342                   *
Robert F. Eisen, Sr.    Director                                        41,667                   *
Michael P. Galgano      Director                                        49,924                   *
Leonard Genovese        Director                                        32,235                   *
Edward J. Kowatch       Director                                        18,666                   *
Ernest L. Loser         Director                                        31,151                   *
John C. Mesloh          Director                                        32,652                   *
James E. Orr, Jr.       Director                                        54,535                   *
Spiros J. Voutsinas     Director                                        42,486                   *
William R. Kuhn         Executive Vice President and                   106,060                 1.2%
                          Chief Real Estate Lending Officer
Dennis E. Henchy        Executive Vice President and                   105,652                 1.2%
                          Chief Financial Officer
John J. DeRusso         Senior Vice President                            5,501                   *
Ira H. Kramer           Senior Vice President and                       50,930                   *
                          Corporate Secretary
All directors and executive officers as a group
  (15 persons)                                                       1,318,560(9)             13.9%

------------------------

*        Less than 1% of outstanding Common Stock.

(1)      Titles are for both the Company and the Bank.

(2) The figures shown include shares with the right to acquire beneficial ownership by the exercise of stock options pursuant to the Option Plan or the T R Financial Corp. 1993 Stock Option Plan for Outside Directors (the "Directors' Option Plan") as follows: Mr. Tsimbinos, 262,014 shares; Mr. Nutt, 65,550 shares; Ms. Clancy, 20,485 shares; Mr. Eisen, 20,447 shares; Mr. Galgano, 25,947 shares; Mr. Genovese, 20,485 shares; Mr. Kowatch, 15,947 shares; Mr. Loser, 20,485 shares; Mr. Mesloh, 20,485 shares; Mr. Orr, 34,140 shares; Mr. Voutsinas, 20,485 shares; Mr. Kuhn, 65,550 shares; Mr. Henchy, 65,550 shares; Mr. Kramer, 29,565 shares; and all directors and executive officers as a group, 687,135 shares. See "Election of Directors -- Directors' Compensation -- Directors' Option Plan" and "-- Executive Compensation -- 1993 Incentive Stock Option Plan."

                                              (footnotes continued on next page)

(3) The figures shown include shares held in trust pursuant to the ESOP that have been allocated as of December 31, 1996 to individual accounts as follows: Mr. Tsimbinos, 7,499 shares; Mr. Nutt, 7,499 shares; Mr. Kuhn, 7,393 shares; Mr. Henchy, 7,300 shares; Mr. DeRusso, 1,693; Mr. Kramer, 6,502 shares; and all directors and executive officers as a group, 37,886 shares. Such persons have sole voting power but no investment power, except in limited circumstances, as to such shares. The figures shown do not include 627,753 shares held in trust pursuant to the ESOP that have not been allocated to any individual's account and as to which the members of the Company's Administrative Committee (consisting of Messrs. Eisen, Galgano, Genovese, Kowatch, Loser, Orr and Voutsinas) may be deemed to share investment power, and as to which each of the participants identified in the table may be deemed to share voting power, thereby causing each such person to be deemed a beneficial owner of such shares. Each of the members of the Administrative Committee and the participants included in the table disclaims beneficial ownership of the unallocated shares in the ESOP. See "Election of Directors -- Executive Compensation -- Employee Stock Ownership Plan."

(4) The figures shown include shares held in the Employer Stock Fund of the 401(k) Plan as to which each person identified has shared voting and investment power as follows: Mr. Tsimbinos, 27,862 shares; Mr. Nutt, 13,678 shares; Mr. Kuhn, 12,502 shares; Mr. Henchy, 12,561 shares; Mr. DeRusso, 479 shares; and Mr. Kramer, 4,819 shares; and all executive officers as a group, 71,901 shares. See "Election of Directors -- Executive Compensation -- 401(k) Plan."

(5) The figures shown include shares held in the SERP as to which each person identified has sole investment but no voting power as follows:
         Mr. Tsimbinos, 37,323 shares; Mr. Nutt, 5,848 shares; Mr. Kuhn, 4,019 shares; Mr. Henchy, 3,751 shares; Mr. DeRusso, 329; and Mr. Kramer, 257 shares; and all executive officers as a group, 51,527 shares. See "Election of Directors -- Retirement Plan and Supplemental Executive Retirement Plan -- Supplemental Executive Retirement Plan."

(6) The figures shown include shares over which individuals share voting and investment power (other than as disclosed in notes 3, 4 and 5) as follows: Mr. Tsimbinos, 25,500 shares; Mr. Nutt, 5,000 shares; Ms. Clancy, 5,107 shares; Mr. Eisen, 2,900 shares; Mr. Galgano, 8,300 shares; Mr. Loser, 2,916 shares; Mr. Orr, 6,475 shares; Mr. Voutsinas, 1,516 shares; Mr. Kuhn, 5,936 shares; Mr. Henchy, 750 shares; and Mr. Kramer, 697 shares; and all executive officers as a group, 65,097 shares.

(7) The figures shown include shares held under the Roosevelt Savings Bank Recognition and Retention Plan for Officers (the "Officers' RRP"), over which each individual has sole voting power but no investment power, as follows: Mr. Kramer, 7,097 shares. See "Election of Directors -- Executive Compensation -- Bank Recognition and Retention Plan for Officers."

(8) Percentages with respect to each person or group of persons have been calculated on the basis of 8,806,152 shares of Common Stock, the number of shares of Common Stock outstanding as of February 28, 1997, plus the number of shares of Common Stock which such person or group of persons has the right to acquire within 60 days after February 28, 1997 by the exercise of stock options.

(9) The figure shown includes 65,097 shares over which the Company's directors and executive officers share voting and investment power (other than as disclosed in notes 3, 4 and 5). The figure shown also includes 7,097 shares allocated to Mr. Kramer and held in trust pursuant to the Officers' RRP, as to which such executive officer has sole voting power but no investment power. The figure shown does not include 5,790 shares of unallocated stock held in trust pursuant to the Officers' RRP, as to which the executive officers with restricted stock awards have shared voting power but no investment power, thereby causing each such person to be deemed a beneficial owner of such unallocated shares. The figure shown also does not include 15,500 shares of unallocated stock held in trust pursuant to the Roosevelt Savings Bank Recognition and Retention Plan for Outside Directors (the "Directors' RRP"), as to which the members of the Company's Administrative Committee may be deemed to share investment power and voting power, thereby causing each member of the Administrative Committee to be deemed a beneficial owner of such unallocated shares. Each of the directors and executive officers included in the table disclaims beneficial ownership of the unallocated shares under the Officers' RRP and under the Directors' RRP. The Directors' RRP was terminated in January 1997, and all assets remaining in the trust for the Directors' RRP will be returned to the Bank. See "Election of Directors -- Executive Compensation -- Bank Recognition and Retention Plan for Officers."

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

GENERAL

         The Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors shall be divided into three classes. The directors of each class serve for a term of three years, with one class elected each year. In all cases, directors serve until their successors are elected and qualified. Currently, the Board of Directors of the Company consists of 11 members.

         The terms of four directors expire at the Annual Meeting. Each of the four incumbent directors, John M. Tsimbinos, Edward J. Kowatch, James E. Orr, Jr. and Spiros J. Voutsinas, has been nominated by the Board of Directors, acting as the Nominating Committee, to be re-elected at the Annual Meeting, each to serve for a three-year term expiring at the 2000 annual meeting and until their successors are otherwise duly elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serve if elected. However, if any nominee should become unable to serve, the proxies received in response to this solicitation that were voted in favor of such nominee will be voted for the election of such other person as shall be designated by the Board of Directors of the Company, unless the Board of Directors shall determine to further reduce the number of directors pursuant to the Bylaws of the Company. In any event, proxies cannot be voted for a greater number of persons than the four nominees named.


VOTE REQUIRED

         Directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. The holders of Common Stock may not vote their shares cumulatively for the election of directors. Shares underlying broker non-votes or held in excess of the Limit will not be counted as having been voted in person or by proxy and will have no effect on the election of directors.


INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth certain information with respect to each nominee for election as a director and each continuing director whose term does not expire at the Annual Meeting. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "General Information -- Stock Ownership of Management."

                                       END OF                                         DIRECTOR
           NAME              AGE(1)     TERM      POSITION HELD WITH THE COMPANY      SINCE(2)
           ----              ------     ----      ------------------------------      --------
NOMINEES FOR A THREE-YEAR
  TERM EXPIRING IN 2000

John M. Tsimbinos              59       1997     Chairman of the Board, Chief            1982
                                                    Executive Officer and Director
Edward J. Kowatch              72       1997     Director                                1988
James E. Orr, Jr.              73       1997     Director                                1978
Spiros J. Voutsinas            63       1997     Director                                1992

                                                  (table continued on next page)

                                  END OF                                       DIRECTOR
         NAME           AGE(1)     TERM     POSITION HELD WITH THE COMPANY     SINCE(2)
         ----           ------     ----     ------------------------------     --------
CONTINUING DIRECTORS

A. Gordon Nutt            62       1998     President, Chief Administrative      1991
                                               Officer and Director
Maureen E. Clancy         64       1999     Director                             1993
Robert F. Eisen, Sr.      76       1999     Director                             1987
Michael P. Galgano        71       1998     Director                             1986
Leonard Genovese          64       1999     Director                             1992
Ernest L. Loser           71       1999     Director                             1992
John C. Mesloh            62       1998     Director                             1992

------------------------

(1)      At February 28, 1997.

(2) Includes terms as trustee of the Bank and of predecessor affiliated institutions prior to the incorporation of the Company on February 12, 1993.


         The principal occupation and business experience of each nominee for election as director and each continuing director are set forth below.


NOMINEES FOR ELECTION AS DIRECTORS

         JOHN M. TSIMBINOS, Chairman of the Board and Chief Executive Officer of the Company, has been a Director of the Bank since July 20, 1982, having commenced his employment with the Bank on February 24, 1982. On April 1, 1983, he became President and Chief Executive Officer, serving in such capacity until December 15, 1992, when he was elected Chairman of the Board and Chief Executive Officer of the Bank. Mr. Tsimbinos has over 35 years of experience in the banking industry. He is a director of America's Community Bankers and serves on various committees thereof. He also serves on various committees of the Community Bankers Association of New York State. Mr. Tsimbinos is a director of Institutional Investors Capital Appreciation Fund, Inc., which is a registered investment company under the Investment Company Act of 1940, as amended. He also serves on the boards of various other business, professional, community and philanthropic organizations, such as Golden Eagle Sales Corp., a wholly owned subsidiary of Columbian Mutual Life Insurance Company, and the Advisory Board of the Neighborhood Housing Services of New York City, Inc. Mr. Tsimbinos has also served as a director and Vice Chairman of the Federal Home Loan Bank of New York and as Chairman of its Executive Committee. Mr. Tsimbinos was an adjunct professor at Queens College and taught evening and Saturday courses in money and banking, corporate finance and economics from 1964 to 1972. He has a B.A. from The City College of New York, and an M.B.A. in Finance and Investments from the Baruch School of Business and Public Administration. He has also studied at the Graduate School of Savings Banking at Brown University and the program for management development at the Harvard Business School.

         EDWARD J. KOWATCH has been a Director of the Bank since February 16, 1988. Mr. Kowatch currently serves as Chairperson of the Loan and Investment Committee of the Bank. Mr. Kowatch retired as Chief Executive Officer of the Retirement System for Savings Institutions. He is presently a director of and consultant for Retirement System Group, Inc., which provides retirement and investment related services. Mr. Kowatch is a former director of Ban Ser Corp., which provides insurance products and services.

         JAMES E. ORR, JR. has been a Director of the Bank since June 14, 1978. Mr. Orr currently serves as Chairperson of the Executive Committee of the Bank. He is the retired Chairman and Chief Executive Officer of Busby Metals, Inc. of Hauppauge, New York, a distributor of metal products. He continues as a consultant to Busby Metals. He is a former Trustee of the Copper and Brass Servicenter Association, and a former Chairman of Zoning Appeals of the Incorporated Village of Garden City, New York.

         SPIROS J. VOUTSINAS has been a Director of the Bank since February 18, 1992. He is currently President of Omega Capital, Inc., a real estate development and syndication firm. He is a member of the board of the Hellenic American Chamber of Commerce. Mr. Voutsinas retired in 1988 as an executive vice president and director of a major New York savings institution with over 28 years of experience in the banking industry.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
               VOTE "FOR" THE NOMINEES FOR ELECTION AS DIRECTORS.


CONTINUING DIRECTORS

         A. GORDON NUTT, President and Chief Administrative Officer of the Company, has been a Director of the Bank since May 21, 1991, and was elected President and Chief Administrative Officer of the Bank on December 15, 1992. In 1983, Mr. Nutt joined the Bank as a Senior Vice President and Chief Administrative Officer. Mr. Nutt has over 35 years experience in the banking industry and has held a variety of senior level management positions. He has a B.A. from Brooklyn College and has completed the Graduate School of Savings Banking program at Brown University.

         MAUREEN E. CLANCY has been a Director of the Bank since May 18, 1993. She has been a licensed insurance broker since 1959. Ms. Clancy is the Secretary-Treasurer of Clancy & Clancy Brokerage Ltd., an insurance agency established in 1956. Ms. Clancy served as Trustee of the Village of Garden City from 1986-1990 and was deputy mayor from 1989-1990. She is a past President of the Mineola-Garden City Rotary Club and is serving as President of the Garden City Chamber of Commerce for the 1995-1997 term.

         ROBERT F. EISEN, SR. has been a Director of the Bank since June 16, 1987. He serves as Chairperson of the Audit Committee of the Company and the Bank. Mr. Eisen retired as President of Greenwood Mills, Inc., a textile manufacturer, and was a registered lobbyist representing the textile industry in Washington, D.C. Mr. Eisen served as a trustee for a major savings institution and also as a director of Londontown Manufacturing Company before joining the Board of Roosevelt Savings Bank. He holds an Honorary Doctorate Degree in Commercial Science from St. John's University.

         MICHAEL P. GALGANO has been a Director of the Bank since February 18, 1986. Mr. Galgano was a principal with Dorman & Wilson, Inc., a mortgage banking firm, and retired as a Senior Vice President and regional manager of the Long Island office after having been employed at such company for over 24 years. He currently has his own real estate financial consulting practice. He is an MAI designated member of the Appraisal Institute and has the designation of CRE in the American Society of Real Estate Counselors. Mr. Galgano is a past Chairman of the Real Estate Practitioners' Institute at Long Island University and also served as mayor of the Incorporated Village of Brookville, New York for over 15 years.

         LEONARD GENOVESE has been a Director of the Bank since June 16, 1992. He is currently Chairman, President and Chief Executive Officer of Genovese Drug Stores, Inc. At the present time, he is also Chairman of St. Christopher-Ottilie Services for Children and Families and a board member of the National Association of Chain Drug Stores, Kellwood Company, AID Auto Stores and the National Center for Disability Services.

         ERNEST L. LOSER has been a Director of the Bank since March 17, 1992. Mr. Loser serves as Chairperson of the Human Resources Committee and the Compensation Committee of the Company and the Bank. He retired as a Senior Vice President in charge of the Institutional Trust Group for The Chase Manhattan Bank, N.A., where he had been employed for 35 years.

         JOHN C. MESLOH has been a Director of the Bank since July 21, 1992. Mr. Mesloh currently serves as Chairperson of the Planning Committee of the Bank. He retired as a Vice President from the New York City office of Pfizer, Inc., a pharmaceutical manufacturer, after 23 years of service. Mr. Mesloh is a certified public accountant and is a member of the Financial Executives Institute. He is a past President of the Board of the Lutheran Church of Resurrection, Garden City. Mr. Mesloh is a former member of the Garden City

Board of Education and was President of the Garden City Athletic Association. He is currently President of T&C Restorations, Inc. in Mineola.


BOARD AND COMMITTEE MEETINGS

         The Company's Board of Directors met five times during 1996. The Board of Directors has appointed the Administrative Committee, Audit Committee and Compensation Committee as standing committees. The Board of Directors serves as the Nominating Committee. Additional committees may be authorized by the Board of Directors. During 1996, all directors of the Company and the Bank attended at least 75% (except Mr. Genovese, who attended at least 71%) of the total meetings held during the period of their service on the Board of Directors of each of the Company and the Bank and committees thereof. The principal responsibilities of the standing committees and the number of meetings held during 1996 appear below.

         ADMINISTRATIVE COMMITTEE. The Administrative Committee is responsible for administering the Option Plan, including determining grants of Options under the Option Plan, for administering certain parts of the ESOP and for administering the Officers' RRP. The Administrative Committee met two times during 1996. Messrs. Eisen, Galgano, Genovese, Kowatch, Loser, Orr and Voutsinas currently comprise the Administrative Committee.

         AUDIT COMMITTEE. The Audit Committee is charged with the responsibility of annually examining the records and affairs of the Company to assess its financial condition and presenting a report of examination to the Board of Directors. The Audit Committee also makes other examinations directed by the Board of Directors. The Audit Committee met four times during 1996. Messrs. Eisen, Genovese, Loser, Mesloh, Orr and Voutsinas and Ms. Clancy currently comprise the Audit Committee.

         COMPENSATION COMMITTEE. The Compensation Committee annually reviews and makes recommendations to the Board of Directors regarding the compensation of the Company's senior officers, including the Chairman of the Board and Chief Executive Officer. The Compensation Committee met two times during 1996. Messrs. Eisen, Galgano, Genovese, Kowatch, Loser, Orr and Voutsinas currently comprise the Compensation Committee.

         NOMINATING COMMITTEE. The Board of Directors, acting as the Nominating Committee, met in January 1997 to select the nominees for election as directors at the Annual Meeting. In accordance with the Bylaws of the Company, no nominations for election as directors, except those made by the Board of Directors acting as the Nominating Committee, shall be voted upon at the Annual Meeting unless properly made by a stockholder in accordance with the procedures set forth below under "Additional Information -- Stockholder's Notice of Business to be Conducted at the Annual Meeting." No nominations for directors were received from stockholders for the elections to be held at the Annual Meeting.


DIRECTORS' COMPENSATION

         RETAINER AND FEES. In 1996, Directors of the Bank who were not employees of the Bank or the Company received a retainer at an annualized rate of $20,000 and a fee of $750 for each Board of Directors meeting of the Bank attended and $350 for each committee meeting of the Bank attended. Directors of the Company who were not employees of the Company or the Bank received a retainer at an annualized rate of $5,000 and a fee of $500 for each Board of Directors meeting of the Company attended.

         DIRECTORS' OPTION PLAN. Directors are eligible to receive options to purchase shares of Common Stock pursuant to the T R Financial Corp. 1993 Stock Option Plan for Outside Directors (the "Directors' Option Plan"). The Directors' Option Plan authorizes the grant of stock options to purchase Company Common Stock (and limited rights) equal to 404,224 shares. Under the Directors' Option Plan, at the time of the Bank's conversion to stock form and the Company's initial public offering in 1993, each non-officer director who served on the Board of the Bank was granted a fixed number of options. The exercise price of such options was $9.00 per share, and the options became exercisable on June 29, 1994 (one year following the date of the grant). All options granted under the Directors' Option Plan expire on the tenth anniversary of the date of grant, or, if earlier, one year following termination of service for any reason other than removal for cause.

         In January 1997, the Directors' Option Plan was amended and restated to provide for annual grants to each outside director of non-statutory stock options ("Non-statutory Options") to purchase 1,200 shares of Common Stock, or such lesser number of shares as remain under the Directors' Option Plan. The exercise price of such options is the fair market value of the shares of Common Stock on the date of the grant, and such options vest at a rate of 33 1/3% per year after the date of the grant, with full vesting in the event of death, disability, change in control or retirement, as defined in such plan.

         TERMINATION OF THE ROOSEVELT SAVINGS BANK RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS. At the time of the Bank's conversion to stock form in 1993, each non-officer director who served on the Board of Directors of the Bank was granted a fixed number of shares of Common Stock pursuant to the Roosevelt Savings Bank Recognition and Retention Plan for Outside Directors (the "Directors' RRP"). Since these awards, no further shares under the Directors' RRP have been awarded and all prior awards have vested and been distributed. The Board of Directors of the Bank terminated the Directors' RRP, effective in January 1997, and directed the trustee of the Directors' RRP to return to the Bank all of the remaining assets of the trust maintained for the Directors' RRP.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following Report of the Company's Compensation Committee is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this Report shall not be deemed "soliciting material" filed with the SEC subject to Regulation 14A or 14C of the SEC or subject to Section 18 of the Exchange Act.

         The Human Resources Committee of the Bank (the "Human Resources Committee") is responsible for establishing the policies which govern employee compensation and stock ownership programs. The Compensation Committee of the Company (the "Compensation Committee") is comprised of the Human Resources Committee members who are not officers of the Bank or the Company. The Compensation Committee annually reviews and makes recommendations to the Board of Directors regarding the compensation of the Company's executive officers, including the compensation of Mr. Tsimbinos, the Chairman of the Board and Chief Executive Officer ("CEO") of the Company. Messrs. Tsimbinos, Nutt, Kuhn, Henchy, DeRusso and Kramer are the executive officers of both the Bank and the Company, and they receive no additional compensation for their service with the Company.

         The overall compensation structure of the Company is aimed at establishing a total compensation package that both rewards strong individual performance and Company performance and remains competitive with compensation levels at comparable banking institutions. In connection with the conversion of the Bank from mutual to stock form and the initial public offering of the Company in 1993, the Bank, as part of its ongoing management of executive compensation, utilized the services of its outside compensation consulting firm to advise the Human Resources Committee with respect to the Company's compensation programs for executive officers adopted at the time of the conversion. As part of the Compensation Committee's review of the Company's compensation programs in 1996, the Bank utilized the services of the same compensation consulting firm as to whether changes in such programs would be appropriate given the passage of time since the conversion. The compensation consultant prepared a detailed report and met with the Compensation Committee to review its recommendations. The report contained a comparison of the performance of the Bank to that of a peer group of twelve other New York-based public banking institutions each having total assets in excess of $1 billion. The relative performance was measured using key financial performance factors for the years 1992 through 1995.

         The compensation consultant's report also included an analysis of the relative value of the annual salary, performance compensation and stock benefits received by the Company's executive officers as compared to such types of compensation at the same group of public banking institutions. The peer group selected is different than the companies included in the Nasdaq Composite Index and Nasdaq Bank Composite Index used in the Performance Graph on page 14 of this Proxy Statement since these two indices reflect the stock performance of a significantly broader group of companies and financial institutions.

         Based upon its review of the facts and the advice of the Bank's compensation consultant, the Compensation Committee concluded that, in order to continue to give the Company's executive officers incentive to keep performing at their current and higher levels, the Company's compensation program should continue to be aligned with the level of performance achieved by the Bank relative to the peer group, as well as taking into account the officer's individual responsibility and performance. In accordance with the compensation consultant's recommendations, the Compensation Committee also concluded that an executive's total pay level should continue to be considered when making individual changes to annual salary, annual incentive compensation or long-term incentive compensation.

         INCENTIVE COMPENSATION. The Compensation Committee believes that incentive compensation should be an integral component of the Company's total compensation package. In this regard, the Bank maintains a performance compensation program (the "Performance Compensation Program") which provides for cash payments based upon the annual performance of the Bank in comparison to a pre-established target goal and, in the case of certain executive officers, the individual performance of the executive officer. In order to assure that incentive awards to Messrs. Tsimbinos, Nutt, Kuhn and Henchy are tax deductible by the Company as "performance-based" compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Bank adopted, effective January 23, 1997, the Performance Compensation Plan. The Performance Compensation Plan is a written plan that is substantively equivalent to the existing Performance Compensation Program, except for certain limitations, requirements and provisions required under Section 162(m) of the Code in order to assure that the Company may take tax deductions for the payments made under the Performance Compensation Plan. One of the requirements of Section 162(m) of the Code is that the Performance Compensation Plan, as described on pages 27 through 29 of this Proxy Statement, must be approved by the stockholders of the Company.

         STOCK OWNERSHIP PROGRAMS. The Compensation Committee believes that providing executive officers with significant stock ownership and stock options aligns the interests of executive officers with the interests of stockholders. In this regard, the Company adopted the ESOP at the time of the Company's initial public offering in 1993. Additionally, the stockholders of the Company approved the Option Plan and the Roosevelt Savings Bank Recognition and Retention Plan for Officers (the "Officers' RRP"), each adopted by the Company and the Bank, respectively, at the time of the Company's initial public offering in 1993.

         In connection with the Company's initial public offering, the Company granted stock options under the Option Plan at an exercise price equal to the actual purchase price of the shares issued in the initial public offering. These grants were awarded to provide an incentive for future performance by giving full and part-time employees, including the executive officers, equity interests in the Company. The size of the grants to executive officers were based in part on the practices of other similar institutions and in part on the performance and position of the executive officer in the organization. Since these grants, no further stock options under the Option Plan have been granted to the Company's executive officers, except as described below. The Officers' RRP is designed to encourage executive officers to remain with the Company. At the time of the initial public offering in 1993, the Company made awards under the Officers' RRP to Messrs. Tsimbinos, Nutt, Kuhn, Henchy and Kramer. Since these awards, no further shares under the Officers' RRP have been awarded to the Company's executive officers.

         The Company has amended the Option Plan, subject to stockholder approval as described on pages 23 through 27 of this Proxy Statement, to increase the number of shares of Common Stock available for option awards and to assure that Non-statutory Options awarded pursuant to the Option Plan are tax deductible by the Company as "performance-based" compensation under Section 162(m) of the Code. At the recommendation of the Bank's compensation consultant, the Administrative Committee which administers the Option Plan granted stock options to certain officers of the Bank in January 1997 and, pursuant to the Option Plan, will consider annual grants of stock options in the future. In each case, the exercise price of the stock option is equal to the fair market value of the stock on the day the stock option is granted.

         CHIEF EXECUTIVE OFFICER. The Compensation Committee reviewed the performance of Mr. Tsimbinos as CEO of the Bank and the Company over the past year. The Compensation Committee concluded that his performance was outstanding, in terms of the achievement of the Bank's and the Company's goals and objectives as set forth in the Bank's strategic operating plan, the record level of profits attained for 1996, the building of a solid and talented management team and the management of the Bank's growth since the successful conversion of the Bank and the initial public offering of the Company. Mr. Tsimbinos also actively participated in a variety of outside organizations and causes which served to benefit the Company and the banking industry.

         Based upon the analysis in the report of the Bank's compensation consultant and the outstanding financial performance of the Company and the Bank during 1996, the Compensation Committee recommended, and the Board of Directors approved, that an additional 5% be added to the targeted award of the Performance Compensation Program for Mr. Tsimbinos for 1996. In addition, the Compensation Committee recommended, and the Board of Directors approved, an increase in the targeted award under the Performance Compensation Plan for Mr. Tsimbinos from 45% to 50% of his annual salary for 1997. As previously noted, the Performance Compensation Plan does not differ substantively from the previously applicable Performance Compensation Program, except for certain limitations, requirements and provisions required under Section 162(m) of the Code. The Compensation Committee also recommended, and the Board of Directors approved, an increase in Mr. Tsimbinos's annual salary from $570,000 to $600,000 for 1997. There was no increase in Mr. Tsimbinos's annual salary in 1996 over the 1995 rate. These actions were consistent with the findings and recommendations made by the Bank's compensation consultant regarding the mix of incentive compensation to annual salary and result in a compensation level appropriate to industry standards.

                  Ernest L. Loser, Chairperson           Leonard Genovese
                  Edward J. Kowatch, Vice Chairperson    James E. Orr, Jr.
                  Robert F. Eisen, Sr.                   Spiros J. Voutsinas
                  Michael P. Galgano


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         One of the responsibilities of the Compensation Committee of the Board of Directors of the Company is to determine the level of compensation for executive officers of the Bank. The members of the Human Resources Committee who are not officers of the Bank or the Company acted as the Compensation Committee for 1996 and consisted of Messrs. Eisen, Galgano, Genovese, Kowatch, Loser, Orr and Voutsinas. There are no interlocks, as defined under the rules and regulations of the SEC, between members of the Compensation Committee or executive officers of the Company and corporations with respect to which such persons are affiliated, or otherwise.

                                PERFORMANCE GRAPH

         Pursuant to the rules and regulations of the SEC, the graph below compares the performance of T R Financial Corp. Common Stock with that of the Nasdaq Composite Index (U.S. Companies) and the Nasdaq Bank Composite Index (banks and bank holding companies, over 99% of which are based in the United States) from June 29, 1993, the date of the Company's initial public offering, through December 31, 1996. The graph is based on an investment of $100 on June 29, 1993 at the initial public offering price of $9.00 and assumes the reinvestment of all dividends paid in additional shares of the same class of equity securities as those below.

                               T R Financial Corp.

[TOTAL RETURN PERFORMANCE GRAPH]

                                               PERIOD ENDING
                       -------------------------------------------------------
INDEX                  6/29/93    12/31/93    12/31/94    12/31/95    12/31/96
------------------------------------------------------------------------------
T R FINANCIAL CORP.    $100.00     $143.06     $146.41     $289.91     $413.69
NASDAQ - TOTAL US       100.00      111.00      108.50      153.44      188.74
NASDAQ - BANKS          100.00      107.25      106.86      159.15      210.38

------------------------

Note: There can be no assurance that the performance of T R Financial Corp. Common Stock will continue into the future with the same or similar trends depicted in the graph above.

EXECUTIVE COMPENSATION

         The following Summary Compensation Table includes individual compensation information on the Chief Executive Officer and the next five most highly paid executive officers whose base salary and bonus exceeded $100,000 in 1996 (the "Named Executive Officers") for services rendered in all capacities to the Company and the Bank during the years ended December 31, 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                         ANNUAL                       LONG TERM
                                                     COMPENSATION(1)           COMPENSATION AWARDS(2)
                                                     ---------------           ----------------------
                                                                            RESTRICTED                    ALL OTHER
                                                                               STOCK                       COMPEN-
                                                 SALARY(3)    BONUS(4)       AWARDS(5)    OPTIONS(6)      SATION(7)
NAME AND PRINCIPAL POSITION              YEAR       ($)          ($)            ($)           (#)            ($)
---------------------------              ----       ---          ---            ---           ---            ---
John M. Tsimbinos                        1996     570,000      319,200          --             --          354,529
Chairman of the Board and                1995     570,000      323,190          --             --          278,526
   Chief Executive Officer               1994     530,000      258,640          --             --          166,684

A. Gordon Nutt                           1996     230,000      103,040          --             --          134,112
President and Chief                      1995     215,000       94,815          --             --          102,916
   Administrative Officer                1994     200,000       73,200          --             --           60,493

William R. Kuhn                          1996     200,000       67,200          --             --          109,111
Executive Vice President and             1995     195,000       61,425          --             --           90,459
   Chief Real Estate Lending Officer     1994     185,000       56,425          --             --           55,524

Dennis E. Henchy                         1996     192,500       64,680          --             --          104,829
Executive Vice President                 1995     185,000       58,275          --             --           85,926
   and Chief Financial Officer           1994     175,000       53,375          --             --           52,204

John J. DeRusso (8)                      1996     145,000       32,480          --             --           76,132
Senior Vice President                    1995     140,000       35,280          --             --               --
                                         1994       9,154          100          --             --               --

Ira H. Kramer                            1996     140,000       31,360          --             --           72,771
Senior Vice President                    1995     125,000       31,500          --             --           55,796
   and Corporate Secretary               1994     110,000       26,840          --             --           28,994

------------------------

(1) For 1994, 1995 and 1996, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market or preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement; (d) tax payment reimbursements; or
         (e) preferential discounts on stock.

(2) For 1994, 1995 and 1996, there were no payouts or awards under any long-term incentive plan because the Bank and the Company did not maintain any long-term incentive plans.

(3) Salary includes the amount of each individual's contributions to the 401(k) Plan.

                                              (footnotes continued on next page)

(4) Bonus consists of payments under the Bank's Performance Compensation Program and reflects amounts earned for each year, although such bonus is paid in the subsequent year. For a description of this plan, see "-- Performance Compensation Program." Subject to stockholder approval at the Annual Meeting, future bonuses to the four most highly compensated executive officers will be awarded under the Bank's Performance Compensation Plan. For a complete description of this plan, see Proposal 4 on pages 27 through 29 of this Proxy Statement. Bonuses to the other executive officers will continue to be awarded under the Performance Compensation Program.

(5) Upon the Company's initial public offering in 1993, Messrs. Tsimbinos, Nutt, Kuhn, Henchy and Kramer were awarded 109,250, 28,405, 28,405, 28,405 and 17,738 shares of Common Stock, respectively, under the Officers' RRP. The awards to Messrs. Tsimbinos, Nutt, Kuhn and Henchy vested at a rate of 33 1/3% per year commencing on June 29, 1994. The award to Mr. Kramer vests at a rate of 20% per year commencing on June 29, 1994. As of December 31, 1996, the awards to Messrs. Tsimbinos, Nutt, Kuhn and Henchy had fully vested, and the number of shares held under the Officers' RRP for Mr. Kramer was 7,097. The value of these shares at December 31, 1996 was $251,944. This dollar amount is based upon $35.50 per share for 1996, the closing price of the Common Stock as reported on the Nasdaq Stock Market on December 31, 1996. Dividends are paid on shares awarded pursuant to the Officers' RRP to the same extent as paid on the Company's outstanding shares of Common Stock.

(6) No options were earned or granted pursuant to the Option Plan in 1994, 1995 or 1996. For a discussion of the terms of the grants and vesting of Options, see "-- 1993 Incentive Stock Option Plan" and the corresponding table.

(7) Includes the value of allocations under the Company's ESOP, which for 1996 totalled $60,102 for each of Messrs. Tsimbinos, Nutt, Kuhn, Henchy, DeRusso and Kramer. Also includes the Bank's matching contributions to the 401(k) Plan, a cash or deferred plan designed to be qualified under Sections 401(a) and 401(k) of the Code, which for 1996, totalled $4,380 for Mr. Tsimbinos, $4,500 for each of Messrs. Nutt, Kuhn and Henchy, $4,350 for Mr. DeRusso and $4,362 for Mr. Kramer. Also includes the Bank's contributions to the trust established for the SERP (excluding amounts contributed with respect to supplemental retirement benefits thereunder) with respect to supplemental 401(k) plan benefits and supplemental ESOP benefits, which for 1996 totalled $290,047 for Mr. Tsimbinos, $69,510 for Mr. Nutt, $44,509 for Mr. Kuhn, $40,227 for Mr. Henchy, $11,680 for Mr. DeRusso and $8,307 for Mr. Kramer. The 1996 dollar amounts are based on $35.50 per share, the closing price of the Common Stock as reported on the Nasdaq Stock Market on December 31, 1996. See "-- 401(k) Plan," "-- Employee Stock Ownership Plan" and "Retirement Plan and Supplemental Executive Retirement Plan -- Supplemental Executive Retirement Plan."

(8) Mr. DeRusso commenced employment with the Bank in November 1994. At such time, he was not eligible to participate in the formula based portion of the Bank's Performance Compensation Program for 1994, but he did receive a fixed payment for 1994 based on his employment commencement date. Mr. DeRusso did not receive any awards, grants or allocations pursuant to the Officers' RRP, the Option Plan, the ESOP and the 401(k) Plan for 1994 and 1995.


         EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into employment agreements with Messrs. Tsimbinos, Nutt, Kuhn, Henchy, DeRusso and Kramer. The employment agreements are intended to ensure that the Bank and the Company will be able to continue to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these executive officers.

         The Bank's employment agreements, as amended, and the Company's employment agreements, as amended (collectively, the "Employment Agreements"), are substantially similar. The Employment Agreements provide for initial three-year terms with respect to Messrs. Tsimbinos and Nutt, two-year terms with respect to Messrs. Kuhn, Henchy and Kramer and a one-year term with respect to Mr. DeRusso (each an "Executive"). Each contract provides for daily extensions such that the term of the contract will always be three years for Messrs. Tsimbinos and Nutt, two years for Messrs. Kuhn, Henchy and Kramer and one year for Mr. DeRusso unless written notice of termination of such extensions is provided by either party, but in no event may the term of the agreement extend beyond the last day of the month in which the Executive attains the age of 65, or, for Messrs. Tsimbinos and Nutt, the age of 68. The Employment Agreements provide for a base salary which is reviewed annually. The Employment Agreements do not preclude termination of the Executive's employment by the Bank or the Company for "cause" at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank or the Company upon (i) failure to re-elect the

Executive to his current office or offices (or a more senior office) or, if currently a member of the Board of Directors, to renominate the Executive for election to the Board of Directors, (ii) a material adverse change in the Executive's functions, duties or responsibilities, or relocation of his principal place of employment, or (iii) liquidation or dissolution of the Bank or the Company, the Executive, or in the event of death, his beneficiaries, would be entitled to receive payments and benefits under the Employment Agreement. Such payments and benefits would generally include a lump sum payment equal to (a) his earned but unpaid salary as of the date of termination, (b) the present value of the amount the Executive would have earned in salary had he continued working through the unexpired term of the Employment Agreement and (c) the present value of the additional benefits to which he would have been entitled under all of the Bank's or the Company's employee benefit plans had he continued working through the unexpired term of the Employment Agreement at the rate of salary in effect on his date of termination, including, in the case of Messrs. Tsimbinos and Nutt, an additional two years of service credit under the supplemental retirement benefit portion of the Supplemental Executive Retirement Plan of Roosevelt Savings Bank (the "SERP"). Each Executive would also be entitled to continued insurance coverage through the unexpired term of the Employment Agreement at the same level as of his date of termination, except that for Messrs. Tsimbinos and Nutt, the insurance coverage would continue for their lifetimes. Each Executive would also be entitled to the payments that would have been paid under any incentive plan as if he had continued working through the unexpired term of the Employment Agreement and had earned an incentive award in each calendar year that ends during the unexpired term of the Employment Agreement in an amount equal to the product of the average rate for the four highest compensated officers of the Company and the salary that would have been paid during such calendar year.

         If termination of employment, whether voluntary or involuntary, follows a change in control of the Bank or the Company, the Executive or, in the event of death, his beneficiaries, would be entitled to the severance pay as described above, except that the unexpired term of the Employment Agreement would be five years from the date of the change in control for Messrs. Tsimbinos and Nutt, three years from the date of the change in control for Messrs. Kuhn, Henchy and Kramer, and one year from the date of the change in control for Mr. DeRusso, and that the payments under any incentive plan would be based on the maximum attainable rate under such plan. The payments made to an Executive upon or following a change in control of the Bank or the Company may result in an "excess parachute payment" as defined under Section 280G of the Code, which may result in the imposition of a 20% federal excise tax on the Executive and a denial of the deduction for such excess amounts to the Bank and the Company. Under the Employment Agreements, the Company would indemnify the Executive for any such excise tax and for any additional income, excise and employment taxes imposed as a result of such indemnification. A "change in control" is generally defined to mean, during the term of the Employment Agreement, an event that would be reported in response to Item 1(a) of the Current Report on Form 8-K, or the acquisition of Company or Bank stock that would require Federal Reserve Board approval under the Bank Holding Company Act of 1956, as amended, or approval under the Change in Bank Control Act, as amended, or the acquisition by a person or group of persons of 20% or more of the Bank's or the Company's Common Stock or a tender offer, exchange offer, merger or other form of business combination, sale of assets, or contested election of directors which results in a change of a majority of the Board of Directors. Payments to the Executives under the Bank's Employment Agreements are guaranteed by the Company in the event that payments or benefits are not paid by the Bank.

         1993 INCENTIVE STOCK OPTION PLAN. The Board of Directors of the Company has amended the Option Plan, effective in January 1997, to increase the number of shares of Common Stock available for option awards, to assure that Non-statutory Options awarded pursuant to the Option Plan are tax deductible by the Company as "performance-based" compensation under Section 162(m) of the Code and to include certain other changes. The amended Option Plan is subject to stockholder approval at the Annual Meeting because, among other reasons, Section 162(m) of the Code requires such approval. For a full description of the amended Option Plan, see Proposal 3 on pages 23 through 27 of this Proxy Statement.

         The following table provides information on the number of shares of Common Stock acquired during 1996 through the exercise of options or SARs, or represented by unexercised options or SARs held by the CEO and the other Named Executive Officers as of December 31, 1996.


                   AGGREGATED OPTION/SAR EXERCISES DURING 1996
                       AND 1996 YEAR-END OPTION/SAR VALUES

                                                                      NUMBER OF                    VALUE OF UNEXERCISED
                                SHARES           VALUE          SECURITIES UNDERLYING                  IN-THE-MONEY
                               ACQUIRED        REALIZED       UNEXERCISED OPTIONS/SARS                 OPTIONS/SARS
                                  ON              ON              AT YEAR-END 1996                   AT YEAR-END 1996
                               EXERCISE        EXERCISE                  (#)                              ($)(2)
          NAME                   (#)            ($)(1)        EXERCISABLE/UNEXERCISABLE          EXERCISABLE/UNEXERCISABLE
          ----                  -----          --------       -------------------------          -------------------------
John M. Tsimbinos                --               --               262,014  / 0                         6,943,371 /  0
A. Gordon Nutt                   --               --                65,550  / 0                         1,737,075 /  0
William R. Kuhn                  --               --                65,550  / 0                         1,737,075 /  0
Dennis E. Henchy                 --               --                65,550  / 0                         1,737,075 /  0
John J. DeRusso                  --               --                    --  /--                                -- / --
Ira H. Kramer                    --               --                29,565  / 0                           783,473 /  0

------------------------

(1) Based upon the difference between the average market price of the Common Stock as reported on the Nasdaq Stock Market on the date of exercise and the $9.00 exercise price of the options.

(2) Based upon the difference between $35.50, the closing price of the Common Stock as reported on the Nasdaq Stock Market on December 31, 1996, and the $9.00 exercise price of the options.


         PERFORMANCE COMPENSATION PROGRAM. The Bank maintains the Performance Compensation Program, which is a discretionary program covering all employees of the Bank, except for certain executive officers covered by the Performance Compensation Plan discussed below. The Performance Compensation Program provides generally for cash awards to individual employees based upon the annual performance of the Bank in comparison to its pre-established goal and the individual performance of such employees. Prior to the Board's adoption of the Performance Compensation Plan in January 1997, Messrs. Tsimbinos, Nutt, Kuhn and Henchy were also covered under the Performance Compensation Program. Any awards such officers received under the Performance Compensation Program were based entirely on the Bank's achievement of its annual performance goal.

         PERFORMANCE COMPENSATION PLAN. The Board of Directors of the Bank has adopted the Performance Compensation Plan, effective in January 1997, in order to assure that the incentive payment awards to Messrs. Tsimbinos, Nutt, Kuhn and Henchy are tax deductible by the Company as "performance-based" compensation under Section 162(m) of the Code. The Performance Compensation Plan is a written plan that is substantively equivalent to the existing Performance Compensation Program, except for certain limitations and provisions required under Section 162(m) of the Code. The Performance Compensation Plan is subject to stockholder approval at the Annual Meeting because Section 162(m) of the Code requires such approval. For a full description of the Performance Compensation Plan, see Proposal 4 on pages 27 through 29 of this Proxy Statement.

         BANK RECOGNITION AND RETENTION PLAN FOR OFFICERS. Executive officers of the Bank are eligible to receive awards of shares of Common Stock pursuant to the Officers' RRP. The awards are granted at the discretion of the Administrative Committee. Awards to officers become vested over a period of years as determined under the Officers' RRP. Awards become 100% vested upon termination of employment due to death, disability or retirement of the officer, or following a change in control of the Bank or the Company. In the event that, before reaching retirement, an officer terminates employment with the Bank or the Company, the unvested portion of the officer's award will be forfeited. When awards become vested and shares of Common Stock are distributed in accordance with the Officers' RRP, the participants also receive amounts equal to any accrued dividends with respect thereto. Prior to vesting, recipients of awards may direct the voting of the shares allocated to them. Unallocated shares will be voted by the trustee of the Officers' RRP in the same proportion as the shares that have been awarded. Vested shares are distributed to recipients as soon as practicable following the day on which they vested.

         At the time of the Company's initial public offering in 1993, awards under the Officers' RRP were granted to Messrs. Tsimbinos, Nutt, Kuhn, Henchy and Kramer. Since these awards, no further awards have been granted to the Company's executive officers under the Officers' RRP.

         401(k) PLAN. The Bank maintains the Roosevelt Savings Bank Salary Reduction Plan in RSI Retirement Trust (the "401(k) Plan"), which is a tax-qualified, defined contribution plan designed to be qualified under Section 401(a) and Section 401(k) of the Code. Full-time salaried employees of the Bank become eligible to join the 401(k) Plan following the completion of one year of service with the Bank. Under the 401(k) Plan, subject to the limitations imposed under Section 401(a)(17), Section 401(k) and Section 415 of the Code, a participant may elect to defer not less than 2% and not more than 6% of his or her compensation by directing the Bank to contribute such amount to the 401(k) Plan on his or her behalf. No after-tax voluntary contributions may currently be made to the 401(k) Plan. The Bank makes matching contributions to the 401(k) Plan equal to 50% of a participant's elective deferrals, up to a maximum of 3% of the participant's compensation for the plan year. A participant's "compensation" for purposes of the 401(k) Plan is generally defined as a participant's base compensation from the Bank, including salary reduction contributions to the 401(k) Plan and wage continuation payments to an employee who is absent due to an illness or disability of a short-term nature, but excluding overtime pay, bonuses, commissions and contributions made by the Bank to any other pension, insurance, welfare or any other employee benefit or deferred compensation plan. Participants are always 100% vested in their contributions, in matching contributions and in the earnings thereon. The 401(k) Plan provides for in-service hardship distributions, and for in-service non-hardship distributions of certain after-tax contributions made prior to January 1, 1989. Distributions from the 401(k) Plan are made upon or after termination of service in a lump sum or over a period not to exceed 20 years.

         The 401(k) Plan includes a fund that invests primarily in shares of the Company's Common Stock (the "Employer Stock Fund"). Participants investing in the Employer Stock Fund direct the trustee how to vote the shares of the Common Stock held by such fund, based on their proportionate interests in the fund. Upon distribution of the participant's account, the participant will have the choice of having his or her account paid to him or her in Common Stock (to the extent invested in the Employer Stock Fund) or in cash. As of December 31, 1996, the 401(k) Plan had $16,665,436 in total assets, of which $10,327,767 was invested in the Employer Stock Fund.

         EMPLOYEE STOCK OWNERSHIP PLAN. The Company has established the ESOP for eligible employees of the Company and its affiliates, including the Bank. Full-time salaried employees become eligible for participation in the ESOP on the entry date following the completion of a year of service. As part of the Company's initial public offering, the ESOP borrowed funds from the Company to purchase 1,081,575 shares of the Common Stock issued in the Company's initial public offering in 1993. Collateral for the loan was the Common Stock purchased by the ESOP. The loan is being repaid principally from employer cash contributions to the ESOP over a period of approximately ten years. The interest rate for the loan is equal to the average prime interest rate as published by The Wall Street Journal during the applicable quarter plus 150 basis points. Shares of Common Stock purchased by the ESOP and pledged as collateral for the loan are held in a suspense account and released for allocation among participants annually in amounts proportionate to the repayment of the loan.

         Contributions to the ESOP and shares released from the suspense account are allocated among ESOP participants on the basis of compensation for the year of allocation, subject to the limitations imposed under Section 401(a)(17) and
Section 415 of the Code. A participant's "compensation" for purposes of the ESOP is generally defined as a participant's base compensation from the Bank, including salary reduction contributions to the 401(k) Plan and wage continuation payments to an employee who is absent due to an illness or disability of a short-term nature, plus bonuses and overtime pay, but excluding commissions and contributions made by the Bank to any other pension, insurance, welfare or any other employee benefit or deferred compensation plan. Benefits generally become vested over a seven-year period with 10% becoming vested after the first year of credited service and an additional 10% becoming vested for the second, third and fourth years of credited service. An additional 20% of the benefit will become vested each year thereafter until participants are 100% vested after seven years. However, in the event of a change in control, as defined by the ESOP, any unvested portion of benefits shall vest immediately and all unallocated shares and cash held in the suspense account will be allocated among participants. The ESOP generally provides that, upon certain changes in control as described in the ESOP, unallocated shares in the ESOP will be sold to repay any outstanding loan and all remaining unallocated shares or proceeds thereof will be allocated among participants who were employed immediately preceding the change in control in proportion to compensation for that part of the year prior to the change in control. In the event of a change in control, the ESOP provides that no amount credited to a participant's account as a result of the repayment of any outstanding loan will be treated as an annual addition for purposes of the limitations under Section 415 of the Code and, if any amount cannot be allocated in the year of the change in control because of these limitations, it will be allocated in subsequent years to those persons who were participants immediately preceding the change in control and who continue to be participants.

         Prior to the completion of a year of credited service, a participant who terminates employment for reasons other than death, retirement, or disability will not receive any benefit under the ESOP. Forfeitures are reallocated annually among remaining participating employees in the same proportion as the annual allocation that is made on the basis of compensation. Benefits are generally payable in the form of stock upon death, retirement, disability or termination of service.


RETIREMENT PLAN AND SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         RETIREMENT PLAN. The Bank maintains the Retirement Plan of Roosevelt Savings Bank in RSI Retirement Trust (the "Retirement Plan"), which is a tax-qualified, defined benefit plan designed to be qualified under Section 401(a) of the Code. The Retirement Plan generally covers full-time salaried employees who have attained the age of 21 and have completed one year of service. Employees compensated on an hourly or on a contract basis, leased employees and employees who work outside the Bank's offices in connection with the operation and maintenance of buildings or other properties acquired through foreclosure or deed, are not eligible to participate in the Retirement Plan. The Bank makes quarterly contributions to the Retirement Plan in amounts necessary to satisfy the minimum funding requirements under the Employee Retirement Income Security Act of 1974, as amended.

         A participant is fully vested in his or her benefit under the Retirement Plan upon retirement at the age of 65, or if later, the fifth anniversary of the participant's initial participation in the Retirement Plan. The annual benefit provided to a participant under the Retirement Plan, subject to the limitations imposed under Section 401(a)(17) and Section 415 of the Code, is equal to 2% of the participant's average annual earnings, multiplied by the number of years, and any fraction thereof, of service credited to the participant for benefit purposes not in excess of 30 years, plus l% of average annual earnings multiplied by the number of years, and any fraction thereof, of credited service in excess of 30 years. A participant's "average annual earnings" for purposes of the Retirement Plan is the average of his or her annual compensation for the 36 consecutive calendar months with the highest average during his or her final 120 months of credited service (or the total number of months of credited service if the total is less than 120 months). A participant's "compensation" for purposes of the Retirement Plan is generally defined as a participant's base compensation, including salary reduction contributions to the 401(k) Plan and wage continuation payments to an employee who is absent due to an illness or disability of a short-term nature, but excluding overtime pay, bonuses, commissions and contributions made by the Bank to any other pension, insurance, welfare or any other employee benefit or deferred compensation plan. A participant's annual benefit under the Retirement Plan is limited to 60% of his or her average annual earnings. Retirement Plan benefits are also payable upon termination due to disability and death.

         At December 31, 1996 the market value of the Retirement Plan trust fund was $19,337,583. The Bank's contribution to the Retirement Plan for 1996 was $726,582.

         SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank maintains the SERP for designated salaried executive officers of the Bank to compensate such individuals who participate in the Bank's Retirement Plan, ESOP and the 401(k) Plan, but whose benefits otherwise receivable under such benefit plans are limited by Sections 402(g), 401(a)(17) and 415 of the Code. Payment of benefits under the SERP is triggered by the same events triggering payment under the Bank's Retirement Plan, ESOP and 401(k) Plan. The SERP also provides that, if allocations under the ESOP in the case of a change in control are limited by
Section 415 of the Code, the SERP benefit with respect to the ESOP for all eligible employees will be determined by taking into account the allocation of the unallocated shares and cash in accordance with the amendment to the ESOP. This additional SERP benefit will not be reduced by any subsequent allocation of unallocated shares or cash in the years following the change in control.

         The SERP is an unfunded plan. All obligations arising under the SERP are payable from the general assets of the Bank. However, the Bank has established a trust (the "SERP Trust"), the assets of which will be used to pay the benefits under the SERP, except in the event of the insolvency of the Bank, in which case the assets of the SERP Trust would be used to satisfy the claims of the Bank's general creditors.

         PENSION PLAN TABLE. The following table sets forth the estimated annual benefits payable under the Retirement Plan and the retirement benefit portion of the SERP upon retirement at age 65 in calendar year 1997, expressed in the form of a single life annuity, for the average annual earnings and years of credited service specified.

                              PENSION PLAN TABLE(1)

            AVERAGE                                     YEARS OF CREDITED SERVICE
            ANNUAL                                      -------------------------
           EARNINGS                15              20              25              30             35(2)
           --------                --              --              --              --             -----
          $100,000             $ 30,000        $ 40,000        $ 50,000        $ 60,000        $ 60,000
           200,000(4)            60,000          80,000         100,000         120,000(3)      120,000(3)
           300,000(4)            90,000         120,000(3)      150,000(3)      180,000(3)      180,000(3)
           400,000(4)           120,000(3)      160,000(3)      200,000(3)      240,000(3)      240,000(3)
           500,000(4)           150,000(3)      200,000(3)      250,000(3)      300,000(3)      300,000(3)
           700,000(4)           210,000(3)      280,000(3)      350,000(3)      420,000(3)      420,000(3)
           900,000(4)           270,000(3)      360,000(3)      450,000(3)      540,000(3)      540,000(3)

------------------------

(1) The annual benefits shown in the table above assume the participant would receive his retirement benefits under the Retirement Plan and the SERP in the form of a straight life annuity at normal retirement age.

(2) Normal retirement benefits are limited to 60% of average annual earnings.

                                              (footnotes continued on next page)

(3) These are hypothetical benefits based upon the Retirement Plan's normal retirement benefit formula. The maximum annual benefit permitted under
        Section 415 of the Code in 1996 is $120,000 and in 1997 is $125,000, or if higher, a member's current accrued benefit as of December 31, 1982 (but not more than $136,425). The $125,000 ceiling will be adjusted to reflect cost of living increases after 1997 in accordance with Section 415 of the Code. The SERP will provide the difference between the amounts appearing in this table and the maximum amount allowed by the Code.

(4) The benefits shown corresponding to these compensation ranges are hypothetical benefits based upon the Retirement Plan's normal retirement benefit formula. Under Section 401(a)(17) of the Code, a participant's compensation in excess of $200,000 (as adjusted to reflect cost-of-living increases) is disregarded for purposes of determining average annual earnings in plan years beginning in or after 1989 but before 1994. Benefits accrued as of the last day of the plan year beginning in 1988 on the basis of compensation in excess of $200,000 are preserved. The $200,000 limit was increased to $209,200 in 1990, $222,220 in 1991, $228,860 in 1992, and $235,840 in 1993. The limitation was reduced to $150,000 for plan years beginning in 1994 through 1996 and is $160,000 for plan years beginning in 1997. The limitation will be adjusted to reflect cost of living increases after 1997 in accordance with Section 401(a)(17) of the Code. The table reflects amounts payable in conjunction with the SERP.


The following table sets forth the years of credited service (i.e., benefit service) as of December 31, 1996 for each of the individuals named in the Summary Compensation Table.

                                          CREDITED SERVICE
                                          ----------------
                                           YEARS    MONTHS
                                           -----    ------
                      John M. Tsimbinos      14       10
                      A. Gordon Nutt         13        6
                      William R. Kuhn        22        6
                      Dennis E. Henchy       21        8
                      John J. DeRusso         2        1
                      Ira H. Kramer          13        7


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From time to time the Bank makes mortgage loans and consumer loans to its executive officers and to members of the immediate families of its executive officers and directors, to the extent consistent with applicable laws and regulations. Such loans are made in the ordinary course of business and on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not and will not involve more than the normal risk of collectibility or present other unfavorable features. The outstanding principal balance of such loans to executive officers and family members of executive officers and directors totaled $209,614 as of December 31, 1996.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Under the securities laws of the United States, the Company's directors, its executive officers, and any person holding more than ten percent of the Company's Common Stock are required to file initial reports of ownership of the Company's Common Stock and reports of changes in that ownership to the SEC. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 1996. All of such filing requirements of the Company's directors and executive officers were satisfied during 1996, based upon their written representations and copies of the reports that they have filed with the SEC.

                                  PROPOSAL TWO

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

GENERAL

         The Board of Directors has appointed the firm of KPMG Peat Marwick LLP to continue as independent auditors for the Company for the year ending December 31, 1997, subject to ratification of such appointment by the Company's stockholders. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to questions.


VOTE REQUIRED

         Ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon. ACCORDINGLY, SHARES AS TO WHICH THE "ABSTAIN" BOX HAS BEEN SELECTED ON THE PROXY CARD WITH RESPECT TO PROPOSAL 2 WILL BE COUNTED AS PRESENT AND ENTITLED TO VOTE AND WILL HAVE THE EFFECT OF A VOTE AGAINST PROPOSAL 2. IN CONTRAST, SHARES UNDERLYING BROKER NON-VOTES OR HELD IN EXCESS OF THE LIMIT WILL NOT BE COUNTED AS PRESENT AND ENTITLED TO VOTE AND WILL HAVE NO EFFECT ON THE VOTE FOR PROPOSAL 2.


           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                     THE RATIFICATION OF THE APPOINTMENT OF
                  KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS
                                FOR THE COMPANY.




                                 PROPOSAL THREE

                      APPROVAL OF THE AMENDED AND RESTATED
              T R FINANCIAL CORP. 1993 INCENTIVE STOCK OPTION PLAN

GENERAL PLAN INFORMATION

         The Board of Directors of the Company has, subject to approval by the stockholders of the Company, amended and restated the T R Financial Corp. 1993 Incentive Stock Option Plan, effective as of January 23, 1997, which is hereinafter referred to as the "Option Plan." The Option Plan was initially adopted on June 29, 1993 and was approved by the stockholders of the Company on December 13, 1993. The Option Plan provides for the grant of options to purchase Common Stock of the Company ("Options") to certain officers and employees of the Company and its affiliates. The full text of the Option Plan, as amended and restated, to which reference is made, is set forth as Appendix A to this Proxy Statement. The amendments to the Option Plan and the principal provisions of the Option Plan are described in the summary below, which summary is qualified in its entirety by such reference. The failure to obtain stockholder approval of the Option Plan, as amended and restated, will not affect the validity of the Option Plan prior to its amendment and restatement, or any Options granted thereunder. In such event, the Option Plan as in effect prior to such amendment and restatement, and any Options granted thereunder, will continue in full force and effect.

PURPOSE OF THE AMENDMENTS

         The Company has amended the Option Plan, subject to stockholder approval, (i) to increase the number of shares of Common Stock available for awards, (ii) to assure that Non-statutory Options awarded pursuant to the Option Plan are considered to be "performance-based" compensation under Section 162(m) of the Code and (iii) to make certain other changes. The amendments increase the number of shares of Common Stock reserved for purchase pursuant to the exercise of Options granted under the Option Plan so that awards will be available to provide those employees of the Company and its affiliates, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with an additional incentive to perform in a superior manner. In addition, Options will be available to attract people of experience and ability to the service of the Company.

         Section 162(m) of the Code generally limits an employer's tax deductions for certain executives' compensation as described below. See "-- Federal Income Tax Consequences." However, the regulations under Section 162(m) of the Code provide that certain compensation will not be subject to the limitations of Section 162 of the Code if such compensation qualifies as "performance-based" compensation. Compensation attributable to stock options is considered to satisfy the requirements for "performance-based" compensation if
(i) such options are granted by a committee consisting of at least two "outside directors," (ii) the plan under which such options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee and (iii) under the terms of the option, the amount of compensation any employee could receive is based solely on an increase in the value of the stock after the date of the grant.


DESCRIPTION OF THE AMENDMENTS TO THE OPTION PLAN

         The Option Plan has been amended to increase the number of shares of Common Stock reserved for purchase pursuant to the exercise of Options granted under the Option Plan from 688,275 shares of Common Stock to 1,288,275 shares of Common Stock.

         The amendments also provide that the maximum number of shares of Common Stock for which Options under the Option Plan may be granted to any participant during any plan year may not exceed 100,000 shares of Common Stock. The amendments further provide that the Option Plan will be administered by a committee of two or more members of the Board of Directors, each of whom shall be both a "non-employee director," as such term is defined under Rule 16b-3 under the Exchange Act and an "outside director," as such term is defined under
Section 162(m) of the Code.


DESCRIPTION OF THE AMENDED AND RESTATED OPTION PLAN

         STOCK SUBJECT TO THE OPTION PLAN. The Company has reserved 1,288,275 shares of Common Stock for issuance upon the exercise of Options, which shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any shares of Common Stock subject to Options granted under the Option Plan which expire or are terminated, forfeited or cancelled without having been exercised or vested in full, shall again be available for purposes of the Option Plan. As of March 5, 1997, the closing price of the Common Stock was $36.25 (as reported on the Nasdaq Stock Market on such date).

         ADMINISTRATION. The Option Plan is administered by the Administrative Committee (the "Committee"), which consists of two or more non-employee members of the Board of Directors. The Committee will determine, within the limitations of the Option Plan, the officers and employees to whom Options will be granted, the number of shares subject to each Option, the terms of such Options (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Options may be exercised.

      ELIGIBILITY. An employee of the Company, the Bank or any affiliate who is selected by the Committee is eligible to participate in the Option Plan as a Participant.

      TERMS AND CONDITIONS OF OPTIONS. The Committee will award discretionary grants of Options to Participants. The Committee determines the exercise price for each Option granted to a Participant at the time of grant, which will be at least the fair market value of the underlying Common Stock on the date of grant. Under the Option Plan, the term fair market value is generally defined, with respect to a share of Common Stock on a specified date, as the closing price of the Common Stock as reported on the Nasdaq Stock Market on such date. The Committee may also establish a vesting schedule or other terms and conditions applicable to a particular Option, in its discretion; provided, however, that all options will be fully exercisable in the event the optionee terminates employment due to death, Disability, Retirement or a Change in Control (each as defined in the Option Plan). The option period during which an individual may exercise such Option (the "Option Period") will generally commence on the date of grant and will expire no later than ten years from such date. The Option Period will expire earlier, if so specified by the Committee, or (i) upon the last day of the three-month period commencing on the date of the Participant's termination of employment with the Company or its affiliates, other than on account of death, Disability, Retirement or a Termination for Cause (as defined in the Option Plan); (ii) the last day of the one-year period commencing on the date of the Participant's termination of employment due to death, Disability or Retirement or (iii) the date the Participant ceases to be an employee due to a Termination for Cause.

      The Option Plan provides for the grant of options which are treated for federal income tax purposes as "incentive stock options" ("ISOs"), Non-statutory Options and certain limited stock appreciation rights ("Limited Rights"). ISOs are subject to certain restrictions under the Code. Unless otherwise designated by the Committee, Options granted under the Option Plan will be Non-statutory Options, will generally be exercisable at a price per share equal to the fair market value of a share of Common Stock on the date of the Option grant and will be exercisable for a period of ten years after the date of grant. In no event may an Option be granted with an exercise price per share that is less than the fair market value of a share of Common Stock on the date when the Option is granted.

      Upon the exercise of an Option, the exercise price must be paid in full. Payment may be made (i) in cash, (ii) pursuant to a "cashless exercise" of an Option in accordance with applicable securities laws or (iii) with Common Stock already owned by the Option holder. No Options may be transferred other than by will or the laws of descent and distribution, and may only be exercised during the Option holder's lifetime by such Option holder or by a guardian or legal representative of the Option holder.

      ADJUSTMENTS. In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of shares of Common Stock held by each person who is then a holder of shares on the record date for such event, the number of shares covered by each outstanding Option and the number of shares available under the Option Plan may be adjusted according to the provisions of the Option Plan to prevent dilution or enlargement of the rights of Participants.

      TERMS AND CONDITIONS OF LIMITED RIGHTS. Each Option granted under the Option Plan may be accompanied by a Limited Right that is exercisable only upon a Change in Control (as defined in the Option Plan). Upon exercise of a Limited Right, the optionee will be entitled to receive a lump sum cash payment equal to the difference between the exercise price of the related Option and the fair market value of the shares of Common Stock subject to the Option on the date of exercise in lieu of purchasing the Common Stock underlying the Option. Upon the exercise of a Limited Right, the related Option will cease to be exercisable, and upon the exercise or termination of an Option, the related Limited Right will terminate.

      SURRENDER OF OPTIONS. In the event of a Participant's termination of employment due to death, Disability or Retirement, if requested by the Participant or his representative, the Committee may elect, in its discretion, to pay the Participant, in exchange for the surrender of such Participant's Options, an amount equal to the difference between the fair market value of the Common Stock on the date of the Participant's termination of employment and the exercise price of the Option, multiplied by the number of Options surrendered.


TERMINATION OR AMENDMENT OF THE OPTION PLAN

      Unless sooner terminated, the Option Plan will terminate automatically on the day preceding the tenth anniversary of the Option Plan's initial effective date. The Board of Directors may amend or terminate the Option Plan in whole or in part at any time prior to the tenth anniversary of the Option Plan's initial effective date. However, in order to comply with the requirements of Section 162(m) of the Code, any amendment that amends a material term of the Option Plan will be subject to the approval of the stockholders of the Company. In the event of any suspension or termination of the Option Plan, all Options granted under the Option Plan that are outstanding on the date of such suspension or termination will remain outstanding under the terms of the agreements granting such Options.


FEDERAL INCOME TAX CONSEQUENCES

      The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs, Non-statutory Options and Limited Rights that may be granted under the Option Plan. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein.

      There are no federal income tax consequences for the Company or the Option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the Option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then the Option holder will realize a capital gain or loss on the sale or disposition. If the Option holder exercises the ISO and sells or disposes of the shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of the shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includible in such person's income.

      With respect to the grant of Non-statutory Options and Limited Rights, there are no federal income tax consequences for the Company or the Option holder at the date of the grant. Upon the exercise of a Non-statutory Option, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the exercise price of such shares is generally includible in the ordinary income of the person exercising such Non-statutory Option, although such inclusion may be at a later date in the case of an Option holder whose disposition of such shares could result in liability under Section 16(b) of the Exchange Act. The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the Option holder is taxed on the exercise of the Non-statutory Option equal to the amount which the Option holder is required to include as ordinary income. Section 162(m) of the Code may limit the Company's deductions of compensation in excess of $1 million per year for the five most highly paid executives named in the Company's Proxy Statement, but provides for certain exceptions to such limitations for "performance-based" compensation. The Company intends the Option Plan to comply with the requirements for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

      Upon exercise of a Limited Right, the amount of cash or the fair market value of the shares received, determined on the date of exercise, is generally includible in the ordinary income of the person exercising the Limited Right, although such inclusion may be at a later date in the case of an Option holder who receives stock on the exercise of a Limited Right and whose disposition of such shares could result in liability under Section 16(b) of the Exchange Act. The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the Option holder is taxed on the exercise of the Limited Right, equal to the amount which the Option holder is required to include as ordinary income.

      The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options and Limited Rights that may be granted under the Option Plan. State and local tax consequences may also be significant.


VOTE REQUIRED

      Pursuant to the regulations under Section 162(m) of the Code, the Option Plan must be approved by the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon. ACCORDINGLY, SHARES AS TO WHICH THE "ABSTAIN" BOX HAS BEEN SELECTED ON THE PROXY CARD WITH RESPECT TO PROPOSAL 3 WILL BE COUNTED AS PRESENT AND ENTITLED TO VOTE AND WILL HAVE THE EFFECT OF A VOTE AGAINST PROPOSAL
3. IN CONTRAST, SHARES UNDERLYING BROKER NON-VOTES OR HELD IN EXCESS OF THE LIMIT WILL NOT BE COUNTED AS PRESENT AND ENTITLED TO VOTE AND WILL HAVE NO EFFECT ON THE VOTE WITH RESPECT TO PROPOSAL 3.


           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                    THE APPROVAL OF THE AMENDED AND RESTATED
              T R FINANCIAL CORP. 1993 INCENTIVE STOCK OPTION PLAN.




                                  PROPOSAL FOUR

                     APPROVAL OF THE ROOSEVELT SAVINGS BANK
                          PERFORMANCE COMPENSATION PLAN

GENERAL PLAN INFORMATION

      The Board of Directors of the Bank has adopted the Performance Compensation Plan, subject to approval by the stockholders of the Company. The Performance Compensation Plan provides for cash awards ("Performance Awards") to certain officers of the Company, the Bank or any of their affiliates. The full text of the Performance Compensation Plan, to which reference is made, is set forth as Appendix B to this Proxy Statement. The principal provisions of the Performance Compensation Plan are described in the summary below, which summary is qualified in its entirety by such reference.

PURPOSE OF PERFORMANCE COMPENSATION PLAN

      The purpose of the Performance Compensation Plan is to promote the growth and profitability of the Bank, to provide certain key officers of the Bank and its affiliates with an incentive to achieve business objectives, to attract and retain individuals of outstanding competence and to provide a means of compensating such individuals for their contributions to the Bank in a manner which permits such compensation to be deductible by the Bank for federal income tax purposes.

      It is the intention of the Bank that the Performance Awards granted under the Performance Compensation Plan qualify as "performance-based" compensation under Section 162(m) of the Code. Section 162(m) of the Code generally limits an employer's tax deduction for certain of its executives' compensation, unless such compensation qualifies as "performance-based" compensation.


DESCRIPTION OF THE PERFORMANCE COMPENSATION PLAN

      ADMINISTRATION. The Performance Compensation Plan is administered by the Compensation Committee (the "Committee"), which consists of two or more Disinterested Board Members (as defined in the Performance Compensation Plan) of the Bank, each of whom shall be an "outside director," as such term is defined under Section 162(m) of the Code. The Committee will determine, within the limitations of the Performance Compensation Plan, the officers to whom Performance Awards will be granted and the performance goal such officers must meet ("Performance Goal") to obtain such Performance Awards.

      ELIGIBILITY. An officer of the Bank, the Company or any affiliate who is selected by the Committee is eligible to participate in the Performance Compensation Plan as an "Eligible Employee." As of March 5, 1997, there were four Eligible Employees, Messrs. Tsimbinos, Nutt, Kuhn and Henchy.

      PERFORMANCE GOAL. During the first 90 days of each year, the Committee will establish a Performance Goal, which for the 1997 plan year will be based upon the Company's 1997 consolidated pre-tax income with certain adjustments that the Committee determines to be appropriate; provided, however, that any such adjustments comply with the requirements of Section 162(m) of the Code. For plan years after 1997, the Performance Goal may also take into account the Company's return on equity or average equity as compared to such returns of a peer group of other financial institutions, determined over a specified period. Once established, such Performance Goal for the year may not be changed or adjusted, unless the Committee determines that an adjustment which decreases or eliminates the amount of an Eligible Employee's Performance Award is necessary due to external changes or other unanticipated business conditions.

      PERFORMANCE AWARDS. If the Bank satisfies the preestablished Performance Goal for a particular year, each Eligible Employee is eligible to receive a Performance Award for such year. A Performance Award awarded to any Eligible Employee may not exceed the lesser of (a) 175% of such Eligible Employee's base salary for such year or (b) $1,750,000. At the end of each year, provided that the Performance Goal established has been met, the Committee will certify in writing the amount of the Performance Award to be granted to such Eligible Employee. Such Performance Award will be paid to the Eligible Employee, in the form and manner determined by the Committee, as soon as practicable following the date the Committee determines the amount of such Performance Award.

      If an Eligible Employee terminates employment with the Bank during any year or following the end of such year, but prior to the payment of a Performance Award earned for such year, the Eligible Employee will be deemed to have forfeited any right to receive such Performance Award. However, if an Eligible Employee's termination of employment occurs after the end of a year for which such Eligible Employee would have received a Performance Award, and such termination is due to death, Disability, Retirement or a Change in Control (each as defined in the Performance Compensation Plan), such Performance Award will not be forfeited. In such a case, the Performance Award will be paid in the form and manner determined by the Committee as soon as practicable after the Committee determines the amount of such Performance Award. In the event of a termination of employment following the end of the year due to a Change in Control, the Performance Award will be paid on the date of such Change in Control.


TERMINATION OR AMENDMENT OF THE PERFORMANCE COMPENSATION PLAN

      The Board of Directors of the Bank may amend or terminate the Performance Compensation Plan in whole or in part at any time. However, in order to comply with the requirements of Section 162(m) of the Code, any amendment that amends a material term of the Performance Compensation Plan will be subject to the approval of the stockholders of the Company.


VOTE REQUIRED

      Pursuant to the regulations under Section 162(m) of the Code, the Performance Compensation Plan must be approved by the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon. ACCORDINGLY, SHARES AS TO WHICH THE "ABSTAIN" BOX HAS BEEN SELECTED ON THE PROXY CARD WITH RESPECT TO PROPOSAL 4 WILL BE COUNTED AS PRESENT AND ENTITLED TO VOTE AND WILL HAVE THE EFFECT OF A VOTE AGAINST PROPOSAL 4. IN CONTRAST, SHARES UNDERLYING BROKER NON-VOTES OR HELD IN EXCESS OF THE LIMIT WILL NOT BE COUNTED AS PRESENT AND ENTITLED TO VOTE AND WILL HAVE NO EFFECT ON THE VOTE WITH RESPECT TO PROPOSAL 4.


           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                   THE APPROVAL OF THE ROOSEVELT SAVINGS BANK
                         PERFORMANCE COMPENSATION PLAN.

                               NEW PLAN BENEFITS

      The following table provides information on the benefits that will be received by the executive officers of the Company pursuant to the Option Plan and the Performance Compensation Plan, subject to the requirements of such plans, if such plans are approved by the stockholders at the Annual Meeting.

     T R FINANCIAL CORP. 1993 STOCK OPTION PLAN (AS AMENDED AND RESTATED)
           AND ROOSEVELT SAVINGS BANK PERFORMANCE COMPENSATION PLAN

                                                                                                              Performance
                                                                                                             Compensation
                                                                    1993 STOCK OPTION PLAN(1)(2)                Plan(2)
                                                                    ----------------------------                -------

               Name/Position                                          #                   $ Value               $ Value
               -------------                                        ------                -------               -------
John M. Tsimbinos, Chairman of the Board and Chief                  35,000                   --                  319,200
Executive Officer

A. Gordon Nutt,  President and Chief Administrative Officer         15,500                   --                  103,040

William R. Kuhn, Executive Vice President and Chief Real             7,000                   --                   67,200
Estate Lending Officer

Dennis E. Henchy, Executive Vice President and Chief                 7,000                   --                   64,680
Financial Officer

John J. DeRusso, Senior Vice President                              10,000                   --                      N/A

Ira H. Kramer, Senior Vice President and Corporate                   5,000                   --                      N/A
Secretary

All Executive Officers as a Group (6 Persons)                       79,500                   --                  554,120

All Outside Directors as a Group (9 Persons)                           N/A                  N/A                      N/A

All Nominees for Outside Directors (3 Persons)                         N/A                  N/A                      N/A

All Employees as a Group for Option Plan                           120,100                   --                      N/A
(22 Persons)

All Employees as a Group for Performance Compensation                  N/A                  N/A                  554,120
Plan (4 Persons)

------------------------

(1) The Option Plan was amended and restated by the Board of Directors, and the Options set forth in the above table were granted by the Administrative Committee, on January 23, 1997, subject to stockholder approval of the Option Plan. The exercise price of such Options is equal to the closing price of the Common Stock on the date of grant. The closing price of the Common Stock on January 23, 1997 was $33.75. Such Options will generally expire on the tenth anniversary of the date of the grant.

(2) The amounts to be awarded under the Bank's Performance Compensation Plan for 1997 are not yet determinable. The amounts provided for each of the four executive officers eligible to receive an award under the Performance Compensation Plan for 1997 reflect awards to each such executive officer under the Bank's Performance Compensation Program for 1996. For 1996, 477 employees of the Bank were paid awards under the Performance Compensation Program aggregating $1,623,482. As noted previously, the Performance Compensation Plan is substantively equivalent to the existing Performance Compensation Program, except for certain limitations, requirements and provisions required under Section 162(m) of the Code in order to assure that the Company may take tax deductions for the payments made under the Performance Compensation Plan.

                             ADDITIONAL INFORMATION

STOCKHOLDER'S NOTICE OF BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING

       The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. To properly bring business before an annual meeting or to nominate any person for election to the Board of Directors, a stockholder must be a stockholder of record entitled to vote with respect thereto, and the stockholder must give timely notice thereof in writing to the Corporate Secretary of the Company.

       To be timely, a stockholder's notice must be delivered to and received by the Corporate Secretary not less than 90 days prior to the date of the annual meeting. However, if less than 100 days notice or prior disclosure of the date of the meeting is given to stockholders, notice must be received not later than the close of business on the tenth day following the day on which such notice of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Corporate Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any stockholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.


DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

       Any stockholder wishing to have a proposal considered for inclusion in the Company's proxy statement and proxy card relating to the 1998 annual meeting of stockholders must, in addition to other applicable requirements, set forth such proposal in writing and file it with the Corporate Secretary of the Company on or before November 18, 1997, pursuant to the proxy soliciting regulations of the SEC. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the rules and regulations promulgated by the SEC under the Exchange Act.


                                  OTHER MATTERS

       As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be brought before the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying Proxy Card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.


                              FINANCIAL STATEMENTS

       A copy of the 1996 Annual Report to Stockholders for the year ended December 31, 1996, containing consolidated statements of financial condition as of December 31, 1996 and December 31, 1995 and related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years ended December 31, 1996, 1995 and 1994, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement. The consolidated financial statements have been audited by KPMG Peat Marwick LLP whose report thereon appears in the Annual Report. The Annual Report serves as the Bank's Annual Disclosure Statement for purposes of the regulations of the Federal Deposit Insurance Corporation. Upon request, stockholders will be furnished, free of charge, an additional copy of the Annual Report.

       The Company is required to file an annual report on Form 10-K for the year ended December 31, 1996 with the SEC. Stockholders may obtain, free of charge, a copy of such annual report (excluding exhibits) by writing to Theodore
S. Ayvas, Assistant Vice President, Roosevelt Savings Bank, 1122 Franklin Avenue, Garden City, New York 11530.


            TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
            MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN
                       THE ACCOMPANYING PROXY CARD IN THE
                         POSTAGE-PAID ENVELOPE PROVIDED.

                                                                    APPENDIX A



                               T R FINANCIAL CORP.

                              1993 INCENTIVE STOCK
                                   OPTION PLAN



                            -------------------------










                              ADOPTED JUNE 29, 1993
                              AMENDED AND RESTATED
                        EFFECTIVE AS OF JANUARY 23, 1997

                               T R FINANCIAL CORP.

                        1993 INCENTIVE STOCK OPTION PLAN
              AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 23, 1997


1.    PURPOSE.

      The purpose of the T R Financial Corp. 1993 Incentive Stock Option Plan, as amended and restated as of January 23, 1997 (the "Plan"), is to advance the interests of T R Financial Corp. (the "Company") and its stockholders by providing those employees of the Company and its Affiliates, as hereinafter defined, including Roosevelt Savings Bank (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with additional incentive to perform in a superior manner. A purpose of the Plan is also to attract people of experience and ability to the service of the Company and its Affiliates.

2.    DEFINITIONS.

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

      (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with
Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Sections 1563(a)(4) and (e)(3)(C).

      (b) "Award" means a grant of Non-Statutory Stock Options, Incentive Stock Options, and/or Limited Rights under the provisions of this Plan.

      (c) "Beneficiary" means the person or persons designated by a Participant, or otherwise determined to be entitled to a benefit under the Plan, under
Section 14.

      (d) "Board of Directors" or "Board" means the board of directors of the Company.

      (e) "Change in Control" means an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) results in a Change in Control of the Bank or the Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation (the "FDIC") at 12 C.F.R. Section 303.4(a) with respect to the Bank and the Board of Governors of the Federal Reserve System ("FRB") at 12 C.F.R. Section 225.41(b) with respect to the Company, as in effect on the date hereof, but excluding any such Change in Control resulting from the purchase of securities by the Company's or the Bank's tax-qualified employee benefit plans and trusts; (iii) results in a transaction requiring prior FRB approval under the Bank Holding Company Act of 1956, as amended, and the regulations promulgated thereunder by the FRB at 12 C.F.R. Section 225.11, as in effect on the date hereof, except for the Company's acquisition of the Bank and any transaction resulting from the purchase of securities by the Company's or the Bank's tax-qualified employee benefit plans and trusts; or (iv) without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding securities except for any securities of the Bank purchased by the Company in connection with the initial conversion of the Bank from mutual to stock form (the "Conversion") and any securities purchased by the Company's or the Bank's tax-qualified employee benefit plans and trusts; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board, but excluding, for this purpose, any such person whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the resulting entity; or (d) a proxy statement shall be distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company; or (e) a tender offer is made for 20% or more of the voting securities of the Bank or Company then outstanding.

      (f) "Code" means the Internal Revenue Code of 1986, as amended.

      (g) "Committee" means a committee consisting of two or more members of the Board, each of whom (i) is not a current employee of the Company or a subsidiary thereof, (ii) is not a former employee of the Company who receives compensation for prior services for the Company (other than benefits under a tax-qualified retirement plan) during the taxable year, (iii) is not currently and has not been an officer of the Company or a subsidiary thereof, (iv) does not receive remuneration or consideration from the Company or a subsidiary thereof, either directly or indirectly, for services rendered in any capacity other than as a director and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. Each member of the Committee shall be a "non-employee director" as such term is defined under Rule 16b-3 under the Exchange Act and an "outside director" as such term is defined under Section 162(m) of the Code and any regulations thereunder.

      (h) "Date of Grant" means the date an Award granted by the Committee is effective pursuant to the terms hereof.

      (i) "Common Stock" means the Common Stock of the Company, par value $.01 per share.

      (j) "Disability" means disability as defined in the Bank's Retirement Plan, or if not so defined, it shall mean a condition of total incapacity, mental or physical, preventing further performance of duties with the Company or the Bank, which the Board shall have determined, on the basis of competent medical evidence, is likely to be permanent.

      (k) "Fair Market Value" means, with respect to a share of Common Stock on a specified date:

            (i) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Common Stock are listed or admitted to trading; or

            (ii) if the shares of Common Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Common Stock on such date on the Nasdaq Stock Market, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

            (iii) if Sections 2(k)(i) and (ii) are not applicable, the fair market value of a share of Common Stock as the Committee may determine.

For purposes of the grant of Options in the Conversion, Fair Market Value shall mean the initial public offering price of the Common Stock.

      (l) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designed as an Incentive Stock Option pursuant to
Section 8.

      (m) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9.

      (n) "Non-statutory Stock Option" means an Option granted by the Committee to a Participant, which is not designated by the Committee as an Incentive Stock Option.

      (o) "Option" means an Award granted under Section 7 or Section 8.

      (p) "Participant" means an employee of the Company or its Affiliates chosen by the Committee to participate in the Plan.

      (q) "Plan" means the T R Financial Corp. 1993 Incentive Stock Option Plan, as amended from time to time, and may be referred to as the "T R Financial Corp. 1993 Incentive Stock Option Plan."

      (r) "Plan Year(s)" means a calendar year or years commencing on or after January 1, 1993.

      (s) "Retirement" means retirement at the normal or early retirement date as set forth in the Retirement Plan of Roosevelt Savings Bank in RSI Retirement Trust, or, if such plan has been terminated, in any other tax-qualified retirement or pension plan of the Bank.

      (t) "Termination for Cause" means the termination upon an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in material loss to the Company or one of its Affiliates or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.

3.    ADMINISTRATION.

      The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it sees necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it sees as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

4.    TYPES OF AWARDS.

      Awards under the Plan may be granted in any one or a combination of:

      (a)   Non-statutory Stock Options;

      (b)   Incentive Stock Options; and

      (c)   Limited Rights

as defined below in paragraphs 7 through 9 of the Plan.

5.    STOCK SUBJECT TO THE PLAN.

      Subject to adjustment as provided in Section 15, the maximum number of shares of Common Stock reserved for purchase pursuant to the exercise of Options granted under the Plan is 1,288,275 shares of Common Stock. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that Options or Limited Rights are granted under the Plan, the shares underlying such Options will be unavailable for future grants under the Plan except that, to the extent that Options together with any related Limited Rights granted under the Plan terminate, expire or are cancelled without having been exercised (in the case of Limited Rights, exercised for cash), new Awards may be made with respect to these shares.

6.    ELIGIBILITY.

      Officers and other employees of the Company or its Affiliates shall be eligible to receive Incentive Stock Options, Non-statutory Stock Options and/or Limited Rights under the Plan. Directors who are not employees or officers of the Company or its Affiliates shall not be eligible to receive Awards under the Plan.

7.    NON-STATUTORY STOCK OPTIONS.

7.1   GRANT OF NON-STATUTORY STOCK OPTIONS.

      The Committee may, from time to time, grant Non-statutory Stock Options to eligible employees and, upon such terms and conditions as the Committee may determine, grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

            (a) Price. The exercise price per share of Common Stock which shall be deliverable upon the exercise of each Non-statutory Stock Option shall be determined by the Committee on the date the Option is granted. Such exercise price shall not be less than 100% of the Fair Market Value of the Company's Common Stock on the Date of Grant. Shares may be purchased only upon full payment of the exercise price. Non-statutory Stock Options may be exercised pursuant to a "cashless exercise" of an Option in accordance with applicable securities laws. Payment of the exercise price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares on the date of surrender.

            (b) Terms of Options. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable and may provide that a Non-statutory Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of the Company, all Non-statutory Stock Options shall become immediately exercisable.

            (c) Termination of Employment. Upon the termination of a Participant's employment with the Bank or the Company for any reason other than Disability, Retirement, death, Change in Control or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three months following such termination. In the event of Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire upon the date of such termination. In the event of the death, Disability, Change in Control or Retirement of any Participant, all Non-statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or such Participant's legal representatives or Beneficiaries for one year or such longer period as determined by the Committee following the date of the Change in Control or the Participant's death, Retirement or cessation of employment due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-statutory Stock Option term.

8.    INCENTIVE STOCK OPTIONS.

8.1   GRANT OF INCENTIVE STOCK OPTIONS.

      The Committee may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

            (a) Price. The exercise price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the Date of Grant. However, if at the Date of Grant a Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the exercise price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full exercise price. Incentive Stock Options may be exercised pursuant to a "cashless exercise" of an Option in accordance with applicable securities laws. Payment of the exercise price may be made, in whole or in part, through the surrender of shares of Common Stock of the Company at the Fair Market Value of such shares on the date of surrender.

            (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Committee. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 8.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award under this Section 8.1 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option.

            (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns stock representing more than 10% of the total combined voting power of the Company or of its parent or subsidiary corporation (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the employee to whom it is granted.

            The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Company, all Incentive Stock Options shall become immediately exercisable.

            (d) Termination of Employment. Upon the termination of a Participant's employment with the Company or the Bank for any reason other than Disability, Retirement, Change in Control, death or Termination for Cause, the Participant's Incentive Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of such termination and only for a period of three months following such termination. In the event of Termination for Cause, all rights under the Participant's Incentive Stock Options shall expire upon such termination. In the event of death or Disability of any employee, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or Beneficiaries for one year following the date of the Participant's death or cessation of employment due to Disability. Upon termination of the Participant's service with the Company due to Retirement or a Change in Control, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable for a period of one year following the date of Participant's cessation of employment; provided, however, that such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of the Participant's Retirement. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

            (e) Compliance with Code. The Options granted under this Section 8 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code.

9.    LIMITED RIGHTS.

9.1   GRANT OF LIMITED RIGHTS.

      Simultaneously with the grant of any Option, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

            (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

            The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

            Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

            (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

            (c) Termination of Employment. Upon the termination of a Participant's service for any reason other than Termination for Cause, any Limited Rights held by the Participant shall then be exercisable for a period of one year following termination. In the event of Termination for Cause, all Limited Rights held by the Participant shall expire immediately. Upon termination of the Participant's employment for reason of death, Retirement or Disability, all Limited Rights held by such Participant shall be exercisable by the Participant or the Participant's legal representative or Beneficiaries for a period of one year from the date of such termination. In no event shall the period extend beyond the expiration of the term of the related Option.

10.   SURRENDER OF OPTIONS.

      In the event of a Participant's termination of employment as a result of death, Disability or Retirement, the Participant (or the Participant's Beneficiaries, personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment and the exercise price per share of the Option on the Date of Grant; provided, however, that in the event of Retirement, the application must be submitted by the Participant within a "window period" beginning on the third business day following the date of release of the Company's quarterly and annual earnings statements and ending on the twelfth business day following such date. Whether the Committee accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Committee is under no obligation to any Participant whatsoever to make such payments. In the event that the Committee accepts such application and the Company determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

11.   MAXIMUM LIMITATION ON OPTIONS

      Notwithstanding anything contained herein to the contrary, the maximum number of shares of Common Stock for which Options may be granted to any Participant during any Plan Year shall not exceed 100,000 shares of Common Stock.

12.   RIGHTS OF A STOCKHOLDER:  NONTRANSFERABILITY.

      No Participant shall have any rights as a stockholder with respect to any shares covered by a Non-statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employment of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

      No Award under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative.

13.   AGREEMENT WITH GRANTEES.

      Each Award of Options, and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates which describes the conditions for receiving the Awards including the date of Award, the exercise price, if any, applicable periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

14.   DESIGNATION OF BENEFICIARY.

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option or Limited Rights Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then the Participant's estate will be deemed to be the Beneficiary.

15.   DILUTION AND OTHER ADJUSTMENTS.

      In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

            (a) adjustments in the aggregate number or kind of shares of Common Stock which may be Awarded under the Plan;

            (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

            (c) adjustments in the exercise price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

            No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

16.   WITHHOLDING.

      There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld.

17.   AMENDMENT OF THE PLAN.

      The Board of Directors may amend, revise or terminate the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the voting shares of the Company. No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

18.   EFFECTIVE DATE OF PLAN.

      The Plan became effective upon the consummation of the Conversion of the Bank on June 29, 1993 (the "Effective Date") and was approved by the stockholders of the Company on December 13, 1993. The Plan was amended and restated as of January 23, 1997 as provided herein, and as so amended and restated, is effective as of January 23, 1997. Following such date, the Plan, as amended and restated, will be presented to the stockholders of the Company at its next annual meeting of stockholders for approval for purposes of: (i) satisfying one of the requirements of Section 422 of the Code governing the tax treatment for Incentive Stock Options; (ii) satisfying one of the requirements of Section 162(m) of the Code governing the tax deductibility of certain amounts upon the exercise of certain Non-statutory Stock Options and Limited Rights; and
(iii) maintaining listing on the Nasdaq Stock Market. The failure to obtain stockholder approval of the Plan, as amended and restated, will not affect the validity of the Plan prior to its amendment and restatement, or any Options granted thereunder, and in such event, the Plan as in effect prior to such amendment and restatement, and any Options granted thereunder, shall continue in full force and effect.

19.   TERMINATION OF THE PLAN.

      The right to grant Awards under the Plan will terminate upon the earlier of 10 years after the Effective Date of the Plan or the issuance of Common Stock or the exercise of Options or related Limited Rights equivalent to the maximum number of shares reserved under the Plan as set forth in Section 5. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect such Participant's rights under a previously granted Award.

20.   APPLICABLE LAW.

      The Plan will be administered in accordance with the laws of the State of Delaware.

21.   HEADINGS.

      The headings of sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

                                                                    APPENDIX B





                             ROOSEVELT SAVINGS BANK

                          PERFORMANCE COMPENSATION PLAN









                            -------------------------










                            ADOPTED JANUARY 23, 1997

                             ROOSEVELT SAVINGS BANK

                          PERFORMANCE COMPENSATION PLAN


1. PURPOSE. The purpose of the Roosevelt Savings Bank Performance Compensation Plan (the "Plan") is to promote the growth and profitability of the Bank, to provide certain key officers of the Bank and its Affiliates with an incentive to achieve business objectives, to attract and retain individuals of outstanding competence and to provide a means of compensating such individuals for their contributions to the Bank in a manner which permits such compensation to be deductible by the Bank for federal income tax purposes.

2.    DEFINITIONS.

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

      (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Bank is a member or (ii) an unincorporated trade or business which is under common control with the Bank as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Sections 1563(a)(4) and (e)(3)(C).

      (b) "Bank" means Roosevelt Savings Bank and any successor thereto.

      (c) "Board" means the board of directors of the Company.

      (d) "Change in Control" means an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) results in a Change in Control of the Bank or the Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation (the "FDIC") at 12 C.F.R. Section 303.4(a) with respect to the Bank and the Board of Governors of the Federal Reserve System ("FRB") at 12 C.F.R. Section 225.41(b) with respect to the Company, as in effect on the date hereof, but excluding any such Change in Control resulting from the purchase of securities by the Company's or the Bank's tax-qualified employee benefit plans and trusts; (iii) results in a transaction requiring prior FRB approval under the Bank Holding Company Act of 1956, as amended, and the regulations promulgated thereunder by the FRB at 12 C.F.R. Section 225.11, as in effect on the date hereof, except for the Company's acquisition of the Bank and any transaction resulting from the purchase of securities by the Company's or the Bank's tax-qualified employee benefit plans and trusts; or (iv) without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding securities except for any securities of the Bank purchased by the Company in connection with the initial conversion of the Bank from mutual to stock form (the "Conversion") and any securities purchased by the Company's or the Bank's tax-qualified employee benefit plans and trusts; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board, but excluding, for this purpose, any such person whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the resulting entity; or
(d) a proxy statement shall be distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company; or (e) a tender offer is made for 20% or more of the voting securities of the Bank or Company then outstanding.

      (e) "Code" means the Internal Revenue Code of 1986, as amended.

      (f) "Committee" means the Committee described in Section 4.

      (g) "Company" means T R Financial Corp. and any successor thereto.

      (h) "Disability" means a condition of total incapacity, mental or physical, preventing further performance of duty with the Company or the Bank which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

      (i) "Disinterested Board Member" means a member of the Board who (i) is not a current employee of the Company or a subsidiary thereof, (ii) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (iii) is not currently and has not been an officer of the Company or a subsidiary thereof, (iv) does not receive consideration or remuneration from the Company or any subsidiary thereof, either directly or indirectly, in any capacity other than as a director and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. A Disinterested Board Member shall be an "outside director" as such term is defined under
Section 162(m) of the Code.

      (j) "Effective Date" means January 1, 1997, subject to the approval of this Plan by the stockholders of the Company.

      (k) "Eligible Employee" means an employee of the Bank or the Company whom the Committee selects to be eligible to receive a Performance Award pursuant to the Plan.

      (l) "Employer" means the Company, the Bank, any Affiliates, and, with the prior approval of the Board and subject to such terms and conditions as may be imposed by the Board, any other corporation or other business organization or institution.

      (m) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      (n) "Performance Award" means the amount awarded under Section 6.

      (o) "Performance Goal" means the preestablished, objective performance goal or goals described in Section 5(a).

      (p) "Plan" means the Roosevelt Savings Bank Performance Compensation Plan, as amended from time to time, and may be referred to as the "Roosevelt Savings Bank Performance Compensation Plan."

      (q) "Plan Year" means the calendar year.

      (r) "Share" means a share of common stock, par value $.01 per share, of T R Financial Corp.

3.    ELIGIBILITY.

      An individual who is a key employee of the Employer or any of its subsidiaries shall be eligible to be considered for a Performance Award under this Plan. No later than 90 days (or such other period prescribed under Section 162(m) of the Code and the regulations thereunder) after the beginning of each Plan Year, the Committee shall determine which individuals shall be Eligible Employees for such Plan Year. An individual who is an Eligible Employee in one Plan Year may be excluded from participation in a subsequent year at the discretion of the Committee.

4.    ADMINISTRATION.

      (a) COMMITTEE. The Plan shall be administered by the members of the Compensation Committee of the Bank, which shall consist of two or more Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

      (b) COMMITTEE ACTION. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Employer and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

      (c) COMMITTEE RESPONSIBILITIES. Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

            (i) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan;

            (ii) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

            (iii) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

5.    PERFORMANCE GOALS.

      (a) PERFORMANCE GOALS. The Committee shall establish, during the first 90 days of each Plan Year (or such other period specified in Section 162(m) of the Code and any regulations thereunder), a Performance Goal or Performance Goals for each Eligible Employee. The Performance Goals established by the Committee for the 1997 Plan Year shall be based on the consolidated pre-tax income of the Company for 1997, including any adjustments to such consolidated pre-tax income as the

Committee deems necessary or appropriate; provided, however, that any such adjustments thereto shall comply with the requirements of Section 162(m) of the Code and any regulations thereunder. In Plan Years after 1997, the Performance Goals established by the Committee may be based upon one or more of (i) the consolidated pre-tax income of the Company for such Plan Year, (ii) the return on equity or average equity of the Company for a specified period determined by the Committee and (iii) any adjustments to such factors as the Committee deems necessary or appropriate; provided, however, that such factors and any adjustments thereto shall comply with the requirements of Section 162(m) of the Code and any regulations thereunder.

      (b) ADJUSTMENT OF PERFORMANCE GOALS. Once established, the Performance Goals for a particular Plan Year shall not be changed or adjusted during such Plan Year, unless the Committee determines that such Performance Goal shall be adjusted to decrease or eliminate the amount of an Eligible Employee's Performance Award due to external changes or other unanticipated business conditions; provided, however, that any such change or adjustment shall comply with the requirements of Section 162(m) of the Code and any regulations thereunder.

6.    PERFORMANCE AWARDS.

      An Eligible Employee shall be entitled to receive a Performance Award pursuant to this Plan to the extent that the preestablished Performance Goal determined by the Committee, or the applicable percentage thereof, is satisfied. No Performance Award to an Eligible Employee may exceed the lesser of (a) 175% of such Eligible Employee's base salary for such Plan Year or (b) $1,750,000.

7.    PAYMENT OF PERFORMANCE AWARDS.

      (a) PAYMENT OF AWARDS. As soon as practicable following the last day of each Plan Year, provided that the Performance Goal established for an Eligible Employee has been met, the Committee shall certify in writing that such Performance Goal has been met and the amount of the Performance Award to be granted to such Eligible Employee under the Plan. Such Performance Award shall be paid in the form and manner determined by the Committee, as soon as practicable after the Committee determines the amount of such Performance Award.

      (b) TERMINATION OF SERVICE. An Eligible Employee who terminates employment with the Employer during any Plan Year or following the end of any Plan Year, but prior to the payment of a Performance Award earned for such Plan Year, shall forfeit any right to receive such Performance Award; provided, however, that if such termination occurs after the end of the Plan Year to which the Performance Award relates and such termination is due to death, Disability, Retirement or a Change in Control, then, in such case and only in such case, such Performance Award shall not be forfeited and shall be paid as if no termination of service had occurred. Each such Performance Award shall be paid in the form and manner determined by the Committee, as soon as practicable after the Committee determines the amount of such Performance Award. In the event of a termination of employment with the Employer due to a Change in Control, such Performance Award shall be paid on the date of the Change in Control.

8.    AMENDMENT AND TERMINATION.

      (a) TERMINATION. The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee.

      (b) AMENDMENT. The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with
Section 162(m) of the Code and any regulations thereunder, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the affirmative vote of a majority of the votes cast by the stockholders of the Company at a meeting duly called and held for such purpose.

9.    MISCELLANEOUS.

      (a) STATUS AS AN EMPLOYEE BENEFIT PLAN. This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of ERISA. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of ERISA. The Plan shall be construed and administered so as to effectuate this intent.

      (b) NO RIGHT TO CONTINUED EMPLOYMENT. Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Employee any right to a continuation of his or her position as an employee of the Employer. The Employer reserves the right to dismiss any Eligible Employee or otherwise deal with any Eligible Employee to the same extent as though the Plan had not been adopted.

      (c) CONSTRUCTION OF LANGUAGE. Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section number shall refer to a section of this Plan unless otherwise indicated.

      (d) GOVERNING LAW. The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

      (e) HEADINGS. The headings of sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      (f) NON-ALIENATION OF BENEFITS. The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

      (g) TAXES. The Employer shall have the right to deduct from all amounts paid by the Employer as a Performance Award under the Plan any taxes required by law to be withheld with respect to such award.

      (h) REQUIRED APPROVALS. The Plan shall not be effective or implemented unless approved by the affirmative vote of a majority of the votes cast by the stockholders of the Company at a meeting duly called and held for such purpose.

                                                             Please mark
                                                             your votes as  /X/
                                                             indicated in
                                                             this example.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY
      WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1 AND
                     FOR THE PROPOSALS IN ITEMS 2, 3 AND 4.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES"
                      IN ITEM 1 AND "FOR" ALL OTHER ITEMS.

1.  Election of Directors for a three-year term.
    Nominees:    John M. Tsimbinos
                 Edward J. Kowatch
                 James E. Orr, Jr.
                 Spiros J. Voutsinas

         FOR all Nominees
           (except as
            otherwise        WITHHOLD for
           indicated)        all Nominees
              / /                / /

    (INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided below.)

    ___________________________________________________________________________

2.  Ratification of the appointment of KPMG Peat    FOR     AGAINST     ABSTAIN
    Marwick LLP as independent auditors for the     / /       / /         / /
    Company.

3.  Approval of the Amended and Restated T R
    Financial Corp. 1993 Incentive Stock Option     / /       / /         / /
    Plan.

4.  Approval of the Roosevelt Savings Bank
    Performance Compensation Plan.                  / /       / /         / /

5. In their discretion, the proxies are authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof. As of the date of the Proxy Statement for the Annual Meeting, management of the Company is not aware of any such other business.

/ /  I WILL ATTEND
     ANNUAL MEETING

(Please mark box if you plan to attend the Annual Meeting. Important: If your shares are not registered in your name, you will need additional documentation to attend the Annual Meeting.)

                                        The undersigned hereby acknowledges
                                        receipt of the Notice of the 1997 Annual
                                        Meeting of Stockholders and the Proxy
                                        Statement, dated March 19, 1997, for the
                                        Annual Meeting to be held on April 21,
                                        1997.

                                        ---------------------------------------
                                        Signature of Stockholder

                                        ---------------------------------------
                                        Signature of Stockholder

                                        Date: ________________________
                                        Please sign exactly as your name appears on this proxy card. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporation proxies should be signed by an authorized officer.

            PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                REVOCABLE PROXY

                              T R FINANCIAL CORP.

         This Proxy is solicited on behalf of the Board of Directors of
                              T R Financial Corp.
    for the 1997 Annual Meeting of Stockholders to be held on April 21, 1997

        The undersigned stockholder of T R Financial Corp. (the "Company") hereby appoints A. Gordon Nutt, Ernest L. Loser and Douglas J. McClintock, or any of them, with full powers of substitution, to attend and act as proxy for the undersigned and to vote all shares of common stock of the Company which the undersigned may be entitled to vote at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 21, 1997 at 9:30 a.m. New York time at the Westbury Manor, Jericho Turnpike, Westbury, New York, and at any adjournment or postponement thereof.


                          (Continued on Reverse Side)

            PLEASE COMPLETE, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.